UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities and Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

FENNEC PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE: This notice, management proxy circular and the schedules attached thereto with respect to the upcoming annual meeting of security holders (the “Proxy Solicitation Materials”) are being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to the requirements of Form 10-K under “Supplemental Information Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act” and shall not be deemed to be “filed” with the Commission or otherwise subject to the liabilities of Section 18 of the Act, nor be deemed incorporated by reference to any filing of the registrant with the Commission unless otherwise expressly provided herein. These Proxy Solicitation Materials are being submitted to the SEC in electronic (rather than paper) format on Form DEF 14A pursuant to Release Nos. 33-7427; 34-38798 (dated July 1, 1997) and Rule 101(a)(iii) of Regulation S-T.

FENNEC PHARMACEUTICALS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2017

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the holders of common shares (“Common Shares”) in the capital of Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Fennec” or the “Corporation”) will be held at Lotte New York Palace in the Chairman’s Office, 455 Madison Avenue, New York, New York, USA at 10:00 am EST on June 27, 2017 for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2016, together with the report of the auditors thereon;

2.	to elect the five directors named in the Management Proxy Circular;

3.	to appoint auditors and to authorize the directors of the Corporation to fix the auditors’ remuneration;

4.	to consider, and, if thought advisable, pass an ordinary resolution approving the proposed Shareholder Rights Plan Agreement;

5.	to vote on an advisory (non-binding) vote on executive compensation; and

6.	to transact such further or other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Management Proxy Circular and a form of proxy accompanies this notice, as well as a copy of the Corporation’s annual report which contains the consolidated financial statements of the Corporation for the year ended December 31, 2016, together with the report of the auditors thereon and management’s discussion and analysis of financial condition and results of operations relating thereto.

The board of directors of Fennec has fixed 5:00 p.m. ET on May 19, 2017 (the “Record Date”), as the record date for determining the holders of record of Common Shares who are entitled to receive notice of the Meeting and to attend and vote at the Meeting and any adjournment or postponement thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy and return it to Computershare Trust Company of Canada, 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, no later than 10:00 am EST on June 22, 2017, or if the Meeting is adjourned or postponed, no later than 48 hours, excluding any day which is not a business day in Toronto preceding the reconvened Meeting. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting at and immediately prior to the commencement of the Meeting or any adjournments or postponement thereof. In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 27, 2017:

This Notice, Management Proxy Circular and the Corporation’s Annual Report on Form 10-K are available to you on the Internet at www.sec.gov and www.sedar.com. We encourage you to access and review all of the important information contained in these materials before voting.

DATED at Research Triangle Park, North Carolina this 19th day of May, 2017.

By Order of the Board of Directors of Fennec Pharmaceuticals Inc.

/s/ Khalid Islam
Dr. Khalid Islam
Chairman of the Board

FENNEC PHARMACEUTICALS INC.

MANAGEMENT PROXY CIRCULAR

Unless otherwise stated, information contained in this management proxy circular (the “Circular”) is given as of May 19, 2017. Except as otherwise indicated, all amounts are expressed in United States dollars.

Solicitation and Appointment of Proxies

This Circular is furnished in connection with the solicitation of proxies by management of Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Fennec” or the “Corporation”) for use at the annual and special meeting (the “Meeting”) of the shareholders of Fennec to be held at 10:00 am EST on June 27, 2017 at Lotte New York Palace in the Chairman’s Office, 455 Madison Avenue, New York, New York, USA and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual general and special meeting (the “Notice of Meeting”). This Circular was first mailed to shareholders on or about May 31, 2017.

The persons named in the form of proxy accompanying this Circular are officers and/or directors of Fennec. A holder of Common Shares (a “Shareholder”) has the right to appoint a person, other than the persons named in the form of proxy accompanying this Circular, as nominee to attend and act for and on behalf of such Shareholder at the Meeting, and may exercise such right by inserting the name of such person in the blank space provided on the form of proxy, or by executing a proxy in a form similar to the form of proxy accompanying this Circular. If a Shareholder appoints one of the persons named in the form of proxy accompanying this Circular as the nominee of the Shareholder and does not direct such nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such Shareholder are to be voted, the proxy shall be voted FOR the matter or matters set forth on such proxy and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder is entitled to cast a vote. A proxy nominee need not be a Shareholder. If the Shareholder is a corporation, the proxy must be executed by an officer or properly appointed attorney.

In order for a proxy to be effective at the Meeting, it must be addressed to the Secretary of Fennec and returned to Computershare Trust Company of Canada, 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, not later than 10:00 am EST on June 22, 2017 or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding any day which is not a business day in Toronto) before the time of the reconvened Meeting. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting, at or immediately prior to the commencement of the Meeting, or any adjournment or postponement thereof. An undated but executed proxy will be deemed to be dated the date of this Circular.

The solicitation of proxies for the Meeting will be primarily by mail, but proxies may also be solicited personally or by telephone by employees or agents of Fennec. Employees of Fennec will not receive any extra compensation for such activities. Fennec will pay brokers or other persons holding Common Shares in their own names, or in the names of nominees, for their reasonable expenses for sending proxies and proxy material to beneficial owners of Common Shares and requesting authority to execute proxies in respect of such Common Shares. The solicitation of proxies by this Circular is being made by or on behalf of the management of Fennec and its board of directors (the “Board”) and the total cost of this solicitation will be borne by Fennec.

Voting of Proxies

Only registered shareholders or duly appointed proxy holders are permitted to vote at the Meeting. The Common Shares represented by a proxy at the Meeting will be voted for or withheld from voting in each of the election of directors, appointment of auditors and authorizing the Board to fix the auditors remuneration and advisory vote on executive compensation (together, the “Ordinary Matters”), and the approval of the Rights Plan (the “Special Matters”) in accordance with the instructions of the Shareholder. If no choice is specified in the proxy or the instructions are not certain, the persons named in the form of proxy accompanying this Circular will vote FOR all of the matters proposed by management at the Meeting and described in the Notice of Meeting and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder appointing the proxy is entitled to cast a vote.

The form of proxy accompanying this Circular, when properly completed and executed, confers discretionary authority upon the persons named therein with respect to any amendment or variation to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. Management of Fennec and the Board knows of no matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters (other than the election of directors not currently named in this Circular) that are not now known to management of Fennec or the Board should properly come before the Meeting, the Common Shares represented by proxies given in favour of the persons named in the form of proxy accompanying this Circular will be voted on such matters in accordance with the discretion of such person.

Revocation of Proxies

A Shareholder may revoke a previously given proxy by:

(i)	completing and signing a proxy bearing a later date and depositing it with Computershare Trust Company of Canada as described above;

(ii)	depositing an instrument in writing signed by the Shareholder or an attorney authorized by a document signed in writing or by electronic signature (if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof properly authorized, indicating the capacity under which such officer or attorney is signing), or by transmitting, by telephonic or electronic means, a revocation signed by electronic signature, or by any other manner permitted by law, which must be received either (A) with Computershare Trust Company of Canada, 100 University Ave., 8th Floor, Toronto, Ontario M5J 2Y1 attention Proxy Department in the enclosed envelope, not later than 10:00 am EST on June 22, 2017, or (B) with the scrutineers of the Meeting to the attention of the Chair of the Meeting on the day of the Meeting, or any adjournment thereof, prior to the taking of the vote to which such proxy relates; or

(iii)	in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

This section applies to beneficial holders of Common Shares who are not registered holders. The information set forth in this section is of significant importance to many holders of Common Shares, as a substantial number of Shareholders do not hold Common Shares in their own name.

The Notice of Meeting, the proxy and this Circular are being sent to both registered and non-registered owners of Common Shares. Only registered holders of Common Shares, or the persons that they appoint as proxies, are permitted to attend and vote at the Meeting. In many cases, Common Shares are beneficially owned by a shareholder and are registered in the name of an intermediary such as a bank, broker or other nominee.

The Corporation has distributed copies of the Notice of Meeting, the proxy and this Circular (collectively, the “Meeting Materials”) to all of the intermediaries for delivery to beneficial holders. Intermediaries are required to forward the Meeting Materials to beneficial holders unless a beneficial holder has waived the right to receive them. This permits beneficial holders to direct the voting of the Common Shares that they beneficially own. If a beneficial holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the beneficial holder), the beneficial holder should strike out the names of the persons named in the proxy and insert the beneficial holder’s (or such other person’s) name in the blank space provided. In any case, beneficial holders should carefully follow the instructions of the intermediaries, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Record Date and Entitlement to Vote

The Record Date for the purpose of determining Shareholders entitled to receive the Circular and to vote at the Meeting has been fixed as 5:00 p.m. ET on May 19, 2017 (the “Record Date”). Each Shareholder at the close of business (5:00 p.m. ET) on the Record Date is entitled to attend the Meeting in person or by proxy and to cast one (1) vote for each Common Share held by such Shareholder on the Record Date.

Quorum

According to the Corporation’s articles, the quorum for the transaction of business at any meeting of Shareholders shall be two or more persons present in person or represented by proxy.

Voting Securities and Principal Holders of Voting Securities

As at May 19, 2017, there were 13,707,306 Common Shares issued and outstanding. Each Common Share carries the right to one vote at the Meeting.

Beneficial ownership of the Common Shares in the following table is determined in accordance with the rules and regulations of the U.S. Securities Exchange Commission (the “SEC”). Under these rules, a person is deemed to beneficially own a Common Share if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant or other right or the conversion or any other security. Shares issuable under stock options and warrants are deemed outstanding for computing the percentage of the person holding options or warrants but are not outstanding for computing the percentage of any other person.

As at May 19, 2017, the directors and Named Executive Officers (defined below under “Executive Compensation–Summary Compensation Table”) of Fennec and, to the knowledge of the directors and Named Executive Officers of Fennec, after reasonable enquiry, their respective associates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over 40,740 Common Shares (approximately 0.30% of all outstanding Common Shares on such date) and options and warrants to purchase 1,596,820 Common Shares (approximately 11.65% of the aggregate of all outstanding Common Shares on such date).

The following table sets forth the number of Common Shares beneficially owned as of May 19, 2017 by: (1) each director and Named Executive Officer; (2) all directors and Named Executive Officers as a group; and (3) each person known by us to own 5 percent or more of the outstanding Common Shares. The percentage of beneficial ownership for the following table is based upon 13,707,306 Common Shares outstanding as of May 19, 2017. Except as indicated below, the security holders listed possess sole voting and investment power with respect to the shares beneficially owned by that person. The address for each listed shareholder who is a director or a Named Executive Officer is c/o Fennec Pharmaceuticals Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

Name	Common Shares	Common Share Options Exercisable Within 60 Days	Common Share Purchase Warrants Exercisable Within 60 Days	Total Stock and Stock Based Holdings(1)	% Ownership(1)
Adrian J. Haigh	-	153,579	-	153,579	1.11%
Dr. Khalid Islam	-	213,825	-	213,825	1.54%
Robert Andrade	-	406,011	-	406,011	2.95%
Marco Brughera	-	35,545	-	35,545	0.26%
Chris A. Rallis	-	111,850	-	111,850	0.81%
Rostislav Raykov	40,740	666,010	-	666,010	4.92%
All Officers and Directors as a Group	40,740	1,596,820	-	1,637,560	10.70%
Southpoint Capital Advisors, LP.(2)	3,997,214	-	-	3,997,214	29.16%
Essetifin SpA(3)	2,631,579	-	-	2,631,579	19.20%
683 Capital Management, LLC.(4)	778,729	-	120,834	899,563	6.51%
Robert Butts	768,592	-	-	768,592	5.61%
Manchester Management Company, LLC.(5)	999,999	-	999,999	1,999,998	13.60%

(1)	For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Shares that such person or group has the right to acquire within 60 days after May 19, 2017. For purposes of computing the percentage of outstanding Common Shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 19, 2017 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. As of May 19, 2017 there were 13,707,306 Common Shares issued and outstanding.

(2)	Southpoint Capital Advisors, LP, 623 Fifth Avenue, Suite 2503, New York, New York 10022. John S. Clark, II holds dispositive power over the shares owned by Southpoint Capital Advisors, LP.

(3)	Essetifin SpA, Via Sudafrica 20, Rome, Italy 00144. Mario Artali holds dispositive power over the shares by Essetifin SpA.

(4)	683 Capital Management, LLC, 595 Madison Avenue, 17th Floor, New York, New York 10025. Ari Zweiman holds dispositive power over the shares owned by 683 Capital Management LLC.

(5)	Manchester Management Company, LLC, 131 Charles Street, 1st Floor, Boston Massachusetts 02114. Includes 1,250,000 shares owned by Manchester Explorer, L.P. and 416,666 shares owned by JEB Partners, L.P. Manchester Management holds dispositive power over the shares held by Manchester Explorer, L.P. and JEB Partners, L.P. Jeb Besser and Morgan Frank hold shared dispositive power over the shares held by Manchester Management Company, LLC. Additionally, Jeb Besser owns 166,666 shares for which he has sole dispositive power and Morgan Frank owns 166,666 shares for which he has sole dispositive power.

Approval Requirements and Eligible Voting Shares

Each of the Ordinary Matters and Special Matters must be approved by a simple majority of the votes cast by Shareholders, present in person or by proxy at the Meeting. For these purposes, any spoiled votes, illegible votes, defective votes, abstentions, and broker non-votes will not be considered votes cast.

Other Business

Other than the Ordinary Matters and Special Matters discussed elsewhere in this Circular, management of Fennec does not intend to present and does not have any reason to believe that others will present, at the Meeting, any item of business other than those set forth in this Circular. If, however, any other business is properly presented at the Meeting and may properly be considered and acted upon, proxies will be voted by those named in the applicable form of proxy in their sole discretion, including with respect to any amendments or variations to the matters identified herein.

ORDINARY MATTERS

Presentation of Financial Statements

The audited financial statements of the Corporation for the fiscal year ended December 31, 2016, together with the report of the auditors thereon, will be placed before the Meeting. Shareholders who wish to be added to the mailing list for the annual financial statements and Management’s Discussion and Analysis should complete the appropriate sections of the proxy or contact the undersigned at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709 Attention: Secretary.

Election of Directors

The number of directors of Fennec to be elected at the Meeting is five (5). The following are the names of the persons for whom it is intended that votes will be cast for their election as directors of the Corporation pursuant to the proxy which is hereby solicited, unless the Shareholder directs therein otherwise:

Dr. Khalid Islam

Mr. Adrian Haigh

Mr. Chris A. Rallis

Mr. Marco Brughera

Mr. Rostislav Raykov

The term of office for each such person will be until Fennec’s next annual meeting of Shareholders or until such person’s successor is elected or duly appointed. In the event that prior to the Meeting any vacancies occur in the slate of nominees submitted above, it is intended that discretionary authority shall be exercised to vote the proxy hereby solicited (unless otherwise directed as aforesaid) for the election of any other person or persons as directors. Fennec management is not now aware that any of such nominees would be unwilling to serve as a director if elected.

The Board unanimously recommends that Shareholders vote FOR the election of the above-named director nominees. The persons named in the enclosed form of proxy will vote FOR the election of each of the director nominees to hold office until the close of the next annual meeting of Shareholders, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

Fennec has adopted a majority voting policy in director elections that will apply at any meeting of Shareholders where an uncontested election of directors is held. Pursuant to this policy, if the number of proxy votes withheld for a particular director nominee is greater than the votes for such director, the director nominee will be required to submit his or her resignation as a director to the Chair of the Board promptly following the applicable Shareholders’ meeting. Following receipt of resignation, the Governance Committee will consider whether or not to accept the offer of resignation and make a recommendation to the Board. Within 90 days following the applicable Shareholders’ meeting, the Board shall publicly disclose in a news release their decision whether to accept the applicable director’s resignation or not, including the reasons for rejecting the resignation, if applicable. The Board shall accept the resignation absent exceptional circumstances. A director who tenders his or her resignation pursuant to this policy will not be permitted to participate in any meeting of the Board or the Governance Committee at which the resignation is considered. A copy of the majority voting policy may be found on the Fennec website at www.fennecpharma.com.

The following table sets forth the name of each of our executive officers and directors, such person’s principal occupation or employment, all other positions with Fennec and any significant affiliate thereof now held by such person, if any, the year in which such person became a director of Fennec and such person’s age.

The Corporation has an Audit Committee, a Compensation Committee, and a Governance Committee. The current members of such committees are noted below.

Name and Province/State and Country of Residence, Position	Current Principal Occupation and Principal Occupation for Previous Five Years	Director Since	Common Shares Held	Options to Acquire Common Shares

Robert Andrade, Texas USA Chief Financial Officer	CFO of Fennec Pharmaceuticals; previously senior analyst Magnetar Capital; previously Portfolio Manager Millennium Partners	N/A	-	416,011
Chris A. Rallis, North Carolina, USA Director(1)(2)	Executive in-residence at Pappas Ventures; previously, CEO of ImmunoBiosciences	August 2011	-	111,850
Rostislav Raykov, New Jersey, USA Chief Executive Officer, Director	CEO of Fennec Pharmaceuticals Inc.; Co-Founder and Manager, DCML LLC; previously Portfolio Manager Alchem Partners; previously Portfolio Manager John Levin & Company	July 2009	40,740	666,010
Marco Brughera, Milano, Italy Director(2)(3)	CEO Leadiant Biosciences SpA, previously Global Head Rare Disease and R&D at Sigma-tau, VP Preclinical Development Nerviano Medical Sciences.	August, 2016	-	35,545
Adrian J. Haigh, Dublin, Ireland Director(1)(3)	Senior Vice President and General Manager of EMEA Region at PTC Therapeutics; previously Chief Operating Officer, Gentium GmbH; previously Regional VP Commercial Operations, Biogen Idec	April 2014	-	153,579
Khalid Islam, Zug, Switzerland Chairman of Board, Director(1)(2)(3)	Founder/co-founder Sirius Healthcare Partners GMbH; previously Chairman and CEO of Gentium S.p.A.; previously CEO of Arpida AG	April 2014	-	213,825

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance Committee

Robert Andrade

Mr. Andrade has served as Chief Financial Officer since November 2015. Mr. Andrade was previously Chief Financial Officer and Director of Fennec from September 2009 until August 2013. In addition to his role with Fennec, Mr. Andrade was a senior analyst at Magnetar Capital, a portfolio manager for Millennium Partners and a senior analyst at Caxton Associates. Mr. Andrade graduated from University of Southern California, where he earned a Masters of Arts degree and Bachelor of Arts degree in economics.

Chris A. Rallis

Mr. Chris A. Rallis has served as a director of Fennec since August 2011. Mr. Rallis has been an executive-in-residence at Pappas Ventures, a life science venture capital firm since January 2008. Previously, Mr. Rallis was the President and Chief Executive Officer of ImmunoBiosciences, Inc. (“IBI”), a vaccine technology company formerly located in Raleigh, North Carolina from April 2006 through June 2007. Prior to joining IBI, Mr. Rallis served as an executive in residence (part time) for Pappas Ventures, and as a consultant for Duke University and Panacos Pharmaceuticals, Inc. Mr. Rallis is the former President and Chief Operating Officer and director of Triangle Pharmaceuticals, Inc., which was acquired by Gilead Sciences in January 2003 for approximately $465 million. Prior to assuming the role of President and COO in March 2000, he was Executive Vice President, Business Development and General Counsel. While at Triangle, Mr. Rallis participated in 11 equity financings generating gross proceeds of approximately $500 million. He was also primarily responsible for all business development activities which included a worldwide alliance with Abbott Laboratories and the in-licensing of ten compounds. Before joining Triangle in 1995, Mr. Rallis served in various business development and legal management roles with Burroughs Wellcome Co. over a 13-year period, including Vice President of Strategic Planning and Business Development. Mr. Rallis also serves on the boards of Aeolus Pharmaceuticals, a biopharmaceutical company located in Mission Viejo, California and Tenax Therapeutics, Inc., a biopharmaceutical company located in Morrisville, North Carolina. Mr. Rallis received his A.B. degree in economics from Harvard College and a J.D. from Duke University. As a result of these and other professional experiences, Mr. Rallis possesses particular healthcare industry knowledge and experience which strengthens the Board’s collective qualifications, skills, and experience.

Rostislav Raykov

Mr. Raykov has served as a director of Fennec since July 2009 and as Chief Executive Officer since July 2009. Since May 2007, Mr. Raykov has also been a General Partner at DCML, a private investment partnership. Prior to DCML, from January 2006 to December 2007, Mr. Raykov was a portfolio manager for Alchem Investment Partners and John Levin & Co. prior to founding Alchem, Mr. Raykov was a portfolio manager and securities analyst for John A. Levin & Co. Event Driven Fund (2002-2005). Prior to joining John A. Levin & Co., Mr. Raykov was a securities analyst for the Merger Fund at Tiedemann Investment Group (1999-2002) and an investment banking analyst at Bear Stearns (1998-1999).  Mr. Raykov earned a B.S. in Business Administration from the University of North Carolina at Chapel Hill. As a result of these and other professional experiences, Mr. Raykov has financial expertise and experience with the Company as it has developed within the drug development industry and, as such, is able to provide the Company with unique insight and guidance.

Marco Brughera

Since January 2011, Dr. Brughera is currently CEO of Leadiant Biosciences SpA and has held several positions for the Sigma-Tau Group, including CEO and Global Head of Sigma Tau Rare Disease, President of Sigma-Tau Research and President of Sigma-Tau Pharmaceuticals. He drove the commercial revival of a lead oncology product line resulting in its successful sale for a total of around $900M. He also successfully out-licensed the Defibrotide US rights to Jazz Pharmaceuticals. From 2004 to 2010, Dr. Brughera served as the Vice President of Preclinical Development at Nerviano Medical Sciences (NMS), a pharmaceutical oncology-focused integrated discovery and development company. He also served as the Managing Director at Accelera, an independent contract research organization with the NMS Group. From 1999 to 2004, Dr. Brughera held several senior level positions in the areas of research and development with Pharmacia and Pfizer. Prior to 1999, he held various positions at Pharmacia & Upjohn and Farmitalia Carlo Erba SpA, an Italian pharmaceutical company. He currently serves on the Board of Solgenix and Lee’s Pharmaceutical and until early 2014 was a member of the Board of Gentium SpA. Dr. Brughera earned his degree in veterinary medicine from the University of Milan and is a European Registered Toxicologist. Mr. Brughera has wide-spread experience and knowledge of pharmaceutical drug development in international companies. His knowledge in particular, of clinical drug development in Europe, deepens the Board’s collective qualifications, skills and experience.

Adrian J. Haigh

Mr. Adrian Haigh has been Senior Vice President and General Manager of EMEA Region at PTC Therapeutics, Inc. since September 2014. Previously Mr. Haigh served as Senior Vice President, Commercial Operations and Chief Operating Officer of Gentium GmbH since March 2011. Prior to joining Gentium, Mr. Haigh served as Regional Vice President, Commercial Operations at Biogen Idec where he managed several affiliates and also the global distributor business and prior to that was the General Manager Amgen Nordis and Portugal. He served as the Executive Vice President of Global Marketing and Corporate Planning at EUSA Pharma and joined EUSA from Amgen where he led the international oncology franchise. Mr. Haigh previously has held senior commercial and marketing positions at SmithKline Beecham, Schering Plough, Organon and Novo Nordisk. He has been a Director of Fennec Pharmaceuticals Inc. since April 28, 2014 and a Director at Arch Biopartners Inc. since August 21, 2014. He received a Bachelor of Arts with Honors in Economic History from Huddersfield Polytechnic, West Yorkshire, England and a Diploma in Marketing from the Institute of Marketing. As a result of these and other professional experiences, Mr. Haigh has extensive international oncology development expertise which strengthens the Board’s collective qualifications, skills and experience.

Dr. Khalid Islam

Dr. Khalid Islam was the Chairman and CEO of Gentium S.p.A. (a Nasdaq-listed company; 2009-2014) where he led the transition from a loss-making to a cash-flow positive and profitable company. Under his leadership, the company value increased from US$25 million leading to a successful all cash US$1 billion merger with Jazz Pharmaceuticals, plc. From 1999-2008, Dr. Islam was President and CEO of Arpida AG where he transitioned the early-stage start-up to a SWX-listed company and raised US$300 million in the IPO and follow-ons. From 1987-1999, he held various positions in HMR & MMD (now Sanofi-Aventis). From 1977-1987, Dr. Islam worked in academia at Imperial College (Univ. of London) and in Milan University, where he was a contract professor. Dr. Islam is a graduate of Chelsea College and received his Ph.D. from Imperial College, University of London. He holds several patents and has published over 80 articles in leading journals. He is an advisor to the venture group Kurma Biofund (Paris). He is a founder/co-founder of Sirius Healthcare Partners GmbH (Zurich), PrevAbr LLC (D.C.), BioAim LLC (L.A.) & Life Sciences Management GmbH (Zug). Dr. Islam is Board Chair at Minoryx Therapeutics (Spain). He serves on the board of Karolinska Development (Sweden), MolMed S.p.A. (Italy) and Immunomedics Inc. (IMMU) all of which are traded publicly, and the private company OxThera (Sweden). In the past, he has served as Chairman of the Board of Directors of Pcovery Aps (Copenhagen), Adenium Aps (Copenhagen) and C10 Pharma AS (Oslo). Dr. Islam’s extensive international pharmaceutical expertise in transitioning companies from development to production strengthens the Board’s collective qualifications, skills and experience.

Appointment of Auditors

On May 12, 2017, the Corporation’s auditors, Deloitte LLP, resigned at their own initiative and on May 12, 2017, the Corporation appointed Haskell & White LLP as the Corporations successor auditors. A copy of the reporting package in connection with the change in auditors, consisting of the Corporation’s Notices of Change of Auditor and response letters from the former and successor auditors, is attached as Schedule “C” hereto. There were no “reportable events” within the meaning of NI 51-102 nor any disagreements with Deloitte LLP reportable pursuant to Item 3.04(a)(1)(iv) of Regulation S-K.

Shareholders will be asked to vote for the appointment of Haskell & White LLP as auditors of the Corporation, to hold office until the next annual meeting of Shareholders of the Corporation or until a successor is duly elected or appointed, at a remuneration to be fixed by the Board of Directors. Approval of the ordinary resolution requires the affirmative vote of a majority of the votes cast in respect thereof by holders of Common Shares represented at the Meeting. The person designated in the enclosed form of proxy intends to vote FOR the appointment of Haskell & White LLP as auditors of the Corporation, unless instructed otherwise.

The Board unanimously recommends that Shareholders vote FOR the appointment of Haskell & White LLP as auditors of the Corporation at the Meeting. The persons named in the enclosed form of proxy will vote FOR the appointment of Haskell & White LLP as auditors of the Corporation until the end of the next annual meeting of the Shareholders and the authorization of the directors to fix their remuneration, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Corporation’s Shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Circular in accordance with SEC rules.

For information on the Corporation’s executive compensation programs and how they reflect the Compensation Committee’s philosophy and are linked to the Corporation’s performance, see “Compensation Discussion and Analysis”.

We are asking for Shareholder approval of the compensation of our named executive officers as disclosed in this Circular in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis”, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Circular (the “Advisory Vote on Executive Compensation Resolution”).

This vote is advisory and therefore not binding on the Corporation, the Board or the Compensation Committee.

The following is the text of the advisory vote on executive Compensation resolution to be considered at the Meeting (the “Advisory Executive Compensation Resolution”):

RESOLVED, that the compensation paid to the Corporation’s named executive officers, as disclosed in this Circular pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis”, the compensation tables and narrative discussion be, and hereby is, APPROVED.

The Board unanimously recommends that Shareholders vote FOR the Advisory Executive Compensation Resolution. The persons named in the enclosed form of proxy will vote FOR the Advisory Executive Compensation Resolution, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

SPECIAL MATTERS

Overview

Effective May 9, 2016, the Canadian Securities Administrators substantively amended the regulatory framework that governs take-over bids, including amending both Multilateral Instrument 62-104 – Take-Over Bids and Issuer Bids and National Policy 62-203 – Take-Over Bids and Issuer Bids (the “Regulatory Amendments”).

The Corporation is proposing to adopt a shareholder rights plan agreement (the “Rights Plan”) in the form attached hereto as Schedule “B”. In light of the Regulatory Amendments, the Rights Plan was adopted to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly and equally in connection with any take-over bid or other acquisition of control of the Corporation. The Rights Plan between the Corporation and Computershare Trust Company of Canada (as rights agent) will be implemented if approved by Corporation’s shareholders at the Meeting (the “Effective Date”). Correspondingly, the Corporation is presenting the Rights Plan to the shareholders for their ratification, confirmation and approval at the Meeting. If the Rights Plan is not approved at the Meeting, it shall be of no further force and effect.

Purpose of Rights Plan

The intended purpose of the Rights Plan is to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly and equally in connection with any take-over bid or other acquisition of control of the Corporation (the “Purpose”).

The Rights Plan is not being adopted in response to, or in anticipation of, any offer or take-over bid. The Rights Plan does not reduce the duty of the Board to act honestly, in good faith and in the best interests of the Corporation, and to act on that basis if any offer or take-over bid is made.

Summary of the Rights Plan

Shareholder rights plans, including the Rights Plan, are complex legal documents with various intricacies as to their mechanics and relevant terms and conditions. The following is a generally stated and non-exhaustive summary of the principal terms of the Rights Plan and is intended to provide shareholders with a reasonable understanding of the mechanics of the Rights Plan and how the Rights Plan will help achieve the aforesaid Purpose. This summary is qualified in its entirety by the full text of the Rights Plan, a copy of which is attached hereto as Schedule “B”.

Generally stated, the Rights Plan is designed to address the Purpose by requiring any potential transaction that will result in a person (an “Acquiring Person”) owning, in the aggregate, 20% or more of the outstanding Common Shares (inclusive of any Common Shares held by the Acquirer, its associates and affiliates, and any person acting jointly or in concert with any of them (collectively, the “Acquirer Group”)) to be structured as a formal take-over bid that satisfies certain minimum requirements relating primarily to the manner in which the bid must be made, the minimum number of days the bid must remain open, and the minimum number of shares that must be acquired under the bid. Non-compliant transactions may, through the operation of the Rights Plan and the rights issued thereunder, result in the Acquirer Group’s Common Share position in the Corporation being substantially diluted. Consequentially, the Rights Plan incentivizes the Acquirer to structure its proposed transaction in a manner that complies with the minimum requirements prescribed by the Rights Plan, thereby helping fulfill the Purpose.

Key mechanics of the Rights Plan include the following:

•	Issuance of Rights: One right (a “Right”) is issued and attached to each Common Share. This includes all Common Shares issued as of the Effective Date and all Common Shares issued after the Effective Date but prior to the Separation Time (defined below).

•	Exercise of Rights – Dilution of Acquirer: The Rights will only become exercisable in the event that an Acquirer acquires, or announces its intention to acquire, Common Shares that would take the aggregate shareholdings of the Acquirer Group to 20% or more of the Corporation’s issued and outstanding Common Shares (a “Flip-in Event”). On the eighth trading day following the Flip-in Event (the “Separation Time”), each Right will permit shareholders, other than members of the Acquirer Group, to purchase additional Common Shares at a substantial discount to the then current market price (generally stated, each Right will permit a shareholder to acquire 12 additional Common Share for each Right at a price per Common Share equal to 50% of the market price of the Common Shares at the time of the Flip-in Event).

•	Avoiding Dilution – Conducting a Permitted Bid: A Flip-in Event, however, will not occur if the Acquiring Person conducts a take-over bid that meets the requirements of a “Permitted Bid”. The principal requirements necessary for a take-over bid to constitute a Permitted Bid are: (a) it must be a formal take-over bid made by way of a take-over bid circular; (b) it must be made to all of the shareholders of the Corporation and not just a subset of shareholders; (c) it must remain open for at least 105 days; and (d) it must contain an irrevocable condition that it cannot close unless more than 50% of the Common Shares held by shareholders other than the Acquiring Group have tendered their shares to the bid.

The net effect of the key mechanics of the Rights Plan is that in the absence of conducting a Permitted Bid, the Acquiring Person will risk having the Common Share position of the Acquirer Group be substantially diluted through the exercise of the Rights by the other shareholders. By encouraging the use of Permitted Bids in this manner, the Rights Plan helps achieve its Purpose.

Other general terms of the Rights Plan include the following:

•	Transferability of Rights: Until the Separation Time, the Rights will be transferable only together with the Common Shares to which they are attached and will be represented by the same certificates as such Common Shares. After the Separation Time, separate certificates evidencing the Rights will be mailed to holders of such Rights as of the Separation Time and the Rights shall trade separately from the Common Shares. The Rights do not carry any of the rights attaching to the Common Shares and no holder of any Rights shall be entitled to vote, receive dividends, or be deemed to be a holder of any Common Shares by virtue of holding such Rights alone.

•	Waiver of Application of Rights Plan: The Board may, prior to the occurrence of a Flip-in Event, waive the application of the Rights Plan in respect of, among other things, a particular Flip-in Event resulting from a take-over bid made by way of a take-over bid circular to all holders of the Common Shares. In such circumstances, such waiver shall also be deemed to be a waiver in respect of any other Flip-in Event occurring under a take-over bid made by way of a take-over bid circular to all holders of Common Shares prior to the expiry of the first mentioned take-over bid.

•	Redemption of Rights: The Board may, with the approval of a majority of shareholders, at any time prior to the occurrence of a Flip-in Event which has not been waived, elect to redeem all but not less than all, the outstanding Rights at a price of CAD$0.000001 per Right.

•	Anti-Dilution Adjustments: The exercise price of the Rights, the redemption price of the Rights, the number and kind of securities subject to purchase upon exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution in the event of dividends, subdivisions, consolidations or other changes in the outstanding Common Shares.

•	Amendments: The Rights Plan may be amended to correct any clerical or typographical error or to maintain the validity of the Rights Plan as a result of any changes in applicable legislation or applicable rules or policies of securities regulatory authorities or stock exchanges, without the approval of the holders of the Common Shares or Rights. Prior to the Separation Time, the Corporation may, with the prior consent of the holders of Common Shares, supplement, amend, vary or rescind any of the provisions of the Rights Plan in order to effect any changes. After the Separation Time, but before the Expiration Time (defined below), the Corporation may only supplement, amend, vary or rescind any of the provisions of the Rights Plan with the prior consent of the holders of the Rights.

•	Expiration Time: For the purposes of the Rights Plan, its expiration time (the “Expiration Time”) is the close of business on that date which the Rights Plan is terminated. The Rights Plan will terminate on the earliest of: (i) the date of the termination of the Meeting if the Rights Plan is not ratified and confirmed by the Corporation’s shareholders at the Meeting; (ii) the date of termination of the Corporation’s annual and special meeting of its shareholders in 2020 if the Rights Plan is not reconfirmed by the shareholders at such meeting; (iii) the date of termination of the Corporation’s annual and special meeting of its shareholders in 2023 if the Rights Plan is not reconfirmed by the shareholders at such meeting; or (iv) the close of business on the ninth anniversary of the Effective Date.

Shareholder Rights Plan Resolution

The resolution approving the Rights Plan must be passed by a majority of votes cast by the holders of Common Shares present in person or represented by proxy at the Meeting.

The Board unanimously recommends that Shareholders vote FOR the adoption of the Rights Plan.

Shareholders will be asked at the Meeting to consider, and, if deemed advisable, to approve, confirm and adopt, with or without variation, the following ordinary resolution which ratifies, confirms and approves the Rights Plan and its implementation:

‘‘BE IT HEREBY RESOLVED as an ordinary resolution of the shareholders that:

1.	the Corporation’s shareholder rights plan (the “Rights Plan”), as created, evidenced and governed by that certain Shareholder Rights Plan Agreement to be executed between the Corporation and Computershare Trust Company of Canada (as rights agent), and the operation thereof in accordance with its terms, be, and are hereby, confirmed and approved;

2.	the board of directors of the Corporation (the “Board”) is hereby authorized to cause all measures to be taken, such further agreements to be entered into, and such further documents to be executed as may be deemed necessary or advisable by the Board to give effect to and fully carry out the intent of this resolution; and

3.	each director and officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to sign and execute all such documents, and to do all such acts and things as such director or officer determines, in their discretion, to be necessary or advisable in order to properly implement and give effect to the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This discussion relates to the Named Executive Officers listed in the Summary Compensation Table below.

Mandate of the Compensation Committee

It is the task of the Compensation Committee to periodically review Fennec’s compensation structure with respect to its Named Executive Officers, including its Chief Executive Officer, to ensure that Fennec continues to attract and retain qualified and experienced individuals to its management team and to motivate these individuals to perform to the best of their ability and in Fennec’s best interests. The Compensation Committee determines the compensation of the Named Executive Officers, evaluates and approves the compensation plans, policies and programs of the Corporation and recommends to the Board from time to time other incentive compensation plans that it determines should be considered.

In reviewing executive compensation, the Compensation Committee relies on the advice of the Chief Executive Officer regarding other executive officers and allows him to participate in the Committee’s deliberations on those executive officers. The Chief Executive Officer, however, is not allowed to participate in the Committee’s deliberations on his compensation. The Compensation Committee may not delegate any of its responsibilities to another entity or to an individual without the approval of the Board.

General Compensation Philosophy

The key components of executive officer compensation are salaries, cash incentive awards and stock options. Fennec’s policy with respect to the compensation of Named Executive Officers is to establish annual goals with respect to corporate development and the individual areas of responsibility of each Named Executive Officers and then to review total compensation with respect to the achievement of these goals.

Salary and Non-Equity Incentive Awards

It is Fennec’s policy that the base salaries paid to its Named Executive Officers reflect, in addition to the criteria set out above, the individual’s responsibility, experience and achievements. Each year the Compensation Committee sets a series of objectives for each executive and for the executive team as a whole to determine the opportunity for cash incentive awards. These objectives are prioritized and assigned potential values in light of overall company objectives, including with respect to scientific, clinical, regulatory, intellectual property, business and corporate development, and financial objectives. The Compensation Committee reviews both base salaries and cash incentive awards on at least an annual basis to ensure that the relevant criteria are satisfied.

Stock Options

The annual compensation considerations also include the awarding of stock options. The granting of options to the Named Executive Officers under the Corporation’s Amended and Restated Stock Option Plan, as amended from time to time (the “Stock Option Plan”) serves three primary purposes: (1) to recognize significant performance during the past year; (2) to provide long-term incentives for future efforts, since the value of the options is directly dependent on the market valuation of the Corporation; and (3) to retain individuals, as the options typically vest over time. When determining whether and how many new option grants will be made, the Compensation Committee takes into account the amount and terms of any outstanding options. The Compensation Committee generally considers the granting of options twice annually to all eligible employees, including executive officers. The Committee, in its discretion, may grant options at other times during a fiscal year to a Named Executive Officer for performance or other reasons. Fennec does not require its Named Executive Officers to own a specific number of Common Shares.

Analysis of Named Executive Officer Compensation

The Compensation Committee is charged with annually reviewing and approving corporate goals and objectives relevant to each of the Named Executive Officer’s compensation, evaluating each officer’s performance in light of those goals and objectives, and fixing and determining each Named Executive Officer’s level of salary and award of cash incentive payments and options based on this evaluation. In determining the long-term incentive component of each Named Executive Officer’s compensation, the Compensation Committee considers the Corporation’s performance and relative shareholder return, the value of similar incentive awards to other similarly situated executive officers at companies in the comparator group, the awards given to the Named Executive Officer in past years, and such other factors as the Compensation Committee considers relevant. Specifically, the Compensation Committee’s review and evaluation includes measurement of the following areas:

•	the achievement of corporate objectives, such as financings, partnerships and other business development, and consideration of those achievements in light of budgetary constraints and other challenges facing the Corporation;
•	the Corporation’s financial condition;
•	the Corporation’s share price and market capitalization; and
•	the advancement of our product candidates, both preclinical and clinical.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Circular with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Circular.

Submitted by:	THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Chris Rallis, Chair
Marco Brughera
Khalid Islam

Compensation Committee Interlocks and Insider Participation

Chris Rallis, Marco Brughera and Khalid Islam are the current members of the Compensation Committee. None of these individuals was at any time during 2016 or at any other time an officer or employee of ours. No interlocking relationship exists between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

The Board has determined that each member of the Compensation Committee is “independent” under applicable securities laws.

Summary Compensation Table

The following table sets out certain information respecting the compensation paid for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014 to our Chief Executive Officer and to our Chief Financial Officers, who were the only executives officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 2016 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary (USD$)	Bonus (USD$)	Option Awards (USD$)(1)	Total (USD$)
Rostislav Raykov, CEO	2016	215,000	-	156,885	371,885
	2015	180,000	-	-	180,000
	2014	178,462	40,000	199,750	418,212
Robert Andrade, CFO(2)	2016	177,500	-	268,933	446,433
	2015	110,791	-	-	110,791
	2014	-	-	-	-
Krysia Lynes, Former Interim CFO(3)	2016	-	-	-	-
	2015	-	-	-	-
	2014	139,673	5,000	15,900	160,573

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Dollar value amounts for 2016 are based on individual grants to each of, Mr. Raykov and Mr. Andrade of 150,000 and 75,000 options, respectively, on July 5, 2016, at an exercise price of $2.45 per common share, respectively, and will expire on July 5, 2023, respectively. One-third of these options shall vest as of grant the grant date and be exercisable one year after the grant date (the “Vesting Commencement Date”). The remaining two-thirds of the options shall vest monthly at a rate of 1/36th of the remaining grant and shall be exercisable as of the last day of each following month after the Vesting Commencement Date. As of the third anniversary of the grant date, all of the options shall be vested. Dollar value amounts for 2014 are based on individual grants to Mr. Raykov of 83,333 and 25,000 options on January 24, 2014 and December 31, 2014, at an exercise price of $1.59 and $2.69 per common share, respectively, which will expire on January 24, 2021 and December 31, 2021, respectively. All options vested in full on the date of grant.
(2)	Mr. Andrade served as the Chief Financial Officer of Fennec from September 2009 until August 2013. He re-joined as the Corporation’s Chief financial officer in November 2015.
(3)	Ms. Lynes served as the Interim Chief Financial Officer of Fennec until November 2015.

Rostislav Raykov

Mr. Raykov has been employed by Fennec since July 2009. Pursuant to an employment agreement dated May 3, 2010 between Mr. Raykov and Fennec, Mr. Raykov is employed as Fennec’s Chief Executive Officer and: (a) received an initial annual salary in the amount of $140,000, subject to annual adjustment by our Board of Directors, (b) upon approval of the Stock Option Plan, was granted options to purchase up to 5.0% of our Common Shares estimated by us to be outstanding upon completion of the 2010 Rights Offering, and (c) may receive annual bonuses at the sole discretion of the Board. If Mr. Raykov’s employment terminates due to a change of control of Fennec, Mr. Raykov’s remaining unvested options shall immediately vest and be fully exercisable. If Mr. Raykov is dismissed from employment by us for any reason other than “for cause,” we are obligated to pay Mr. Raykov severance compensation equal to twelve months of salary. The initial term of the agreement was for one year and the agreement automatically extends for additional one-year periods unless terminated by either party in accordance with the agreement. If Mr. Raykov was terminated without cause on December 31, 2016, the Corporation would be required to pay Mr. Raykov $250,000 in in severance payments.

Robert Andrade

Mr. Andrade has been employed by Fennec since November 2015. Mr. Andrade is employed as Fennec’s Chief Financial Officer. Pursuant to an employment agreement dated November 13, 2015, Mr. Andrade (a) receives an initial annual salary in the amount of $165,000, and (b) may receive annual bonuses at the sole discretion of the Board.  If Mr. Andrade’s employment terminates due to a change of control of the Fennec, Mr. Andrade’s remaining unvested options shall immediately vest and be fully exercisable. If Mr. Andrade is dismissed from employment by us for any reason other than “for cause,” we are obligated to pay Mr. Andrade severance compensation equal to six months of salary. If Mr. Andrade was terminated without cause on December 31, 2016, the Corporation would be required to pay Mr. Andrade $95,000 in in severance payments.

In addition to their employment agreements, Mr. Raykov and Mr. Andrade, are a party to a confidentiality and intellectual property agreement with the Corporation.

In the employment agreements for each of Mr. Andrade and Mr. Raykov “for cause” is generally defined as (1) material breach of the terms of the employment or intellectual property agreements; (2) failure to perform the duties inherent in the Employee’s position in good faith and in a reasonable and appropriate manner; or (3) acts of fraud or embezzlement or other intentional misconduct which adversely affects the Corporation's business.

Payments on Termination

The following table provides details regarding the estimated incremental payments from the Corporation to each of the current NEOs assuming termination without cause on December 31, 2016.

Name	Severance (1)	Estimated Bonus	Value of benefits
Rostislav Raykov Chief Executive Officer	$250,000	$0	$0
Robert Andrade Chief Financial Officer	$95,000	$0	$0

Note:

(1)	Severance payments are calculated based on the annualized salary and short term incentives described herein.

Equity Grants, Exercises and Holdings

The following table sets forth information concerning the number and value of unexercised options held by each Named Executive Officer as of December 31, 2016. All executive awards, with the exception of those expiring 07/05/2023, vest and are exercisable immediately. The current Stock Option Plan provides for grants denominated in US and CAD dollars.

	Number of Options
Name	Granted	Exercisable	Option Exercise Price		Expiration Date
Rostislav Raykov	150,000	-	USD$	2.45	07/05/2023
	25,000	25,000	USD$	2.69	12/31/2021
	83,333	83,333	USD$	1.59	01/24/2021
	16,666	16,666	USD$	0.72	08/23/2020
	50,000	50,000	USD$	1.05	11/20/2019
	17,050	17,050	CAD$	1.89	08/18/2018
	323,961	323,961	CAD$	2.43	08/18/2017
Robert Andrade	75,000	-	USD$	2.45	07/05/2023
	17,050	17,050	CAD$	1.89	08/18/2018
	323,961	323,961	CAD$	2.43	08/18/2017

Executive Incentive Plan Awards – Value Vested or Earned During the Year

The following table details the value of executive options on the vesting date that vested during 2016.

Name	Number of Options Vested During Year	Option-Based Awards Value Vested During the Year (USD$)(1)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (USD$)
Rostislav Raykov	50,000	-	-
Robert Andrade	25,000	-	-
Total	75,000	-	-

(1) The value of the vested option-based awards represents the aggregate dollar value that would have been realized if the options under the option-based award had been exercised on the vesting date. The dollar value was computed by determining the difference between the closing market price of the Common Shares on the OTC at the deemed exercise on the vesting date and the exercise price.

Termination Benefits

In the event of his termination with us other than for cause, we will be obligated to pay Mr. Raykov a one-time severance payment of $250,000. In the event of his termination with us other than for cause, we will be obligated to pay Mr. Andrade a one-time severance payment of $95,000.

Compensation of Directors

Director Compensation Table

The following table summarizes the compensation earned by the Corporation's non-executive directors for the year ended December 31, 2016.

Name	Fees paid in Cash	Stock Awards	Option Awards(1)(2)	Total

Dr. Islam	100,000	-	46,484	146,484
Mr. Brughera	5,000	-	70,740	75,740
Mr. Haigh	27,500	-	23,242	50,742
Mr. Rallis	33,750	-	32,538	66,288
Total	$166,250	$-	$173,004	$339,254

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Detail of grants are presented in the following table:

Name	Date of Grant	Number of Options Granted	Option Exercise Price $USD

Mr. Rallis	June 6, 2016	14,344	2.44
Dr. Islam	June 6, 2016	20,492	2.44
Mr. Haigh	June 6, 2016	10,246	2.44
Mr. Brughera	December 30, 2016	35,545	2.11
Total		80,627

Equity Grants, Exercises and Holdings

The following table sets forth information concerning the number and value of unexercised options held by each Named Executive Officer as of December 31, 2016. All executive awards vest and are exercisable immediately.

Director Outstanding Equity Awards at December 31, 2016

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price (USD$)	Option Expiration Date	Value of Unexercised in- the-Money Options (USD$)(1)
Adrian Haigh	133,333	2.31	04/25/2021	-
	10,000	2.69	12/31/2021	-
	10,246	2.44	06/09/2023
Chris Rallis	3,333	1.50	11/18/2019	2,133
	8,333	0.60	04/04/2020	12,833
	9,259	0.54	05/17/2020	14,814
	11,111	0.45	08/17/2020	18,778
	4,762	1.05	11/20/2020	5,191
	4,166	2.40	04/03/2020	-
	1,700	2.94	05/17/2020	-
	5,208	0.96	08/13/2020	6,145
	16,666	0.72	08/23/2020	23,666
	3,144	1.59	01/24/2021	1,729
	4,329	2.31	04/25/2021	-
	1,389	3.60	05/15/2021	-
	1,792	2.79	08/04/2021	-
	1,960	2.55	11/07/2021	-
	10,000	2.69	12/31/2021	-
	1,992	2.51	03/16/2022	-
	2,173	2.30	05/11/2022	-
	2,127	2.35	08/03/2022	-
	4,062	1.23	11/10/2022	3,696
	14,344	2.44	06/09/2023	-
Khalid Islam	133,333	2.31	04/25/2021	-
	10,000	2.69	12/31/2021	-
	50,000	1.13	12/11/2022	50,500
	20,492	2.44	06/09/2023	-
Marco Brughera	35,545	2.11	12/30/2023	1,066

(1)	Calculated using the closing price of the Corporation’s common shares on December 30, 2016 USD$2.14 on the OTC which was the last trading day for the year 2016.

Director Incentive Plan Awards – Value Vested During the Year

The following table details the value of director options on the vesting date that vested during 2016.

Name	Number of Options Vested During Year	Option-Based Awards Value Vested During the Year (USD$)(1)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (USD$)
Adrian Haigh	10,246	615	-
Chris Rallis	14,344	861	-
Khalid Islam	20,492	1,230	-
Marco Brughera	35,545	1,066	-
Total	80,627	3,771	-

(1) The value of the vested option-based awards represents the aggregate dollar value that would have been realized if the options under the option-based award had been exercised on the vesting date. The dollar value was computed by determining the difference between the closing market price of the Common Shares on the OTC at the deemed exercise on the vesting date and the exercise price.

The annual compensation considerations for non-executive directors also include the awarding of stock options. We believe that granting of options to the non-executive directors serves three primary purposes: (1) to recognize the significant time and effort commitments during the past year; (2) to provide long-term incentives for future efforts since the value of the options is directly dependent on the market valuation of the Corporation; and (3) to retain quality individuals. When determining whether and how many new option grants will be made, the Compensation Committee takes into account the amount and terms of any outstanding options. Fennec does not require its non-executive directors to own a specific number of Common Shares.

Chris A. Rallis entered into an Independent Director Agreement with the Corporation, dated as of August 25, 2011, which provides for (i) cash compensation in the form of USD$2,000 for each meeting of the Board attended and USD$500 for each committee meeting attended (other than committee meeting held before or after a Board meeting held on the same day), and (ii) non-cash compensation in the form of a grant of options to purchase shares of the Corporation’s Common Shares having an aggregate value equal to $5,000 (with price per share and exercise price based on the value of the Corporation’s Common Shares as of the date of grant) per board meeting attended. The options immediately vest when granted and are otherwise subject to the terms and conditions of the Stock Option Plan. The Independent Director Agreements also provide for the reimbursement of such director’s reasonable travel and related expenses incurred in the course of attending board meetings.

Each of Adrian Haigh and Khalid Islam has entered into an Independent Director Agreement with the Corporation, dated as of April 25, 2014, which provides for (i) cash compensation in the form of USD$2,000 for each meeting of the Board attended and USD$500 for each committee meeting attended (other than committee meeting held before or after a Board meeting held on the same day), and (ii) non-cash compensation in the form of a grant of options to purchase 133,000 shares of the Corporation’s Common Shares. Such options shall vest: (i) as to 66,666 common shares, on the grant date; and (ii) as to 66,666 common shares, upon and subject to the Corporation obtaining PUMA for STS in the EU, provided they then remain on the Board at the time of such approval and that they have played a vital or precipitating part in obtaining such EU orphan drug designation, as reasonably determined by non-interested Board members. If the vesting conditions referred to in (ii) above have not occurred by December 31, 2017, the option to acquire the 66,666 common shares referred to in (ii) above shall be terminated and of no further force or effect. The Independent Director Agreements also provide for the reimbursement of such director’s reasonable travel and related expenses incurred in the course of attending board meetings.

In 2015, fees payable to the non-executive directors was increased to $2,500 per board meeting attended, with all other conditions set forth above remaining the same.

In July of 2016, the Board resolved to align the compensation paid to all its members to that of companies in similar industries and market capitalizations. The July 2016 resolution replaced all previous member agreement. Each non-management member receives an annual base retainer of $30,000. The Chairman of the Board shall receive an additional annual fee of $50,000 and includes all activities of the Chairman. The Chair of the Audit Committee receives an additional annual fee of $7,500. Chair of any other Committee shall receive an additional annual fee of $5,000. These annual base retainer and annual cash fees are to be paid quarterly and are in lieu of any per-meeting fees. Board members shall also be reimbursed for any out of pocket disbursements for attending Board or Committee meetings or any other meeting at the Company’s request.

OTHER INFORMATION REGARDING MANAGEMENT

Stock Option Plan

The Stock Option Plan as last ratified by Shareholders on June 8, 2016 was adopted to develop the interest and incentive of eligible employees, directors and other service providers of the Corporation in the Corporation's growth and development by giving eligible Participants (as defined below) an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all Shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals in the service of the Corporation. The maximum number of Common Shares that may be issued under the Stock Option Plan is a rolling maximum equal to 25% of the issued and outstanding Common Shares from time to time (as of May 19, 2017, this maximum percentage equals 3,426,827 Common Shares). As of May 19, 2017 options for an aggregate of 2,482,711 Common Shares have been granted and remain issued and outstanding under the Stock Option Plan (representing approximately 18% of the currently issued and outstanding Common Shares), options for 68,739 Common Shares have been exercised under the Stock Option Plan (representing approximately 0.5% of the currently issued and outstanding Common Shares) since June 8, 2016, and the Stock Option Plan has 1,011,616 unallocated options (representing approximately 7.4% of the currently issued and outstanding Common Shares).

Within the above aggregate limit of 25% of the issued and the issued and outstanding Common Shares from time to time, the Stock Option Plan contains no limits on the number or percentage of such options that may be granted to insiders of the Corporation or to any one person. The Board currently has the right, in its sole discretion, to alter, amend or discontinue the Stock Option Plan from time to time and at any time. However, no such amendment or discontinuation may alter or impair the rights or increase the obligations under the Stock Option Plan of Participants without the consent of the Participants. Further, any amendment to the Stock Option Plan is subject to prior regulatory approval. The Stock Option Plan’s amending procedures explicitly provide that shareholder approval is not required to implement any amendments, save and except for amendments related to (i) the maximum number of Common Shares or any other shares of the Corporation which are reserved for issuance under the Stock Option Plan (and under any other share compensation arrangement of the Corporation); (ii) a reduction in the exercise price for options held by insiders; and (iii) an extension to the term of options held by insiders. Examples of the amendments that may be made by the Board without shareholder approval include, without limitation, amendments related to (a) the vesting provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (b) the early termination provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (c) the addition of any form of financial assistance by the Corporation for the acquisition by all or certain categories of Participants, and the subsequent amendment of any such provision which is more favourable to such Participants, (d) the addition or modification of a cashless exercise feature, payable in cash or Common shares, which provides for a full deduction of the number of underlying Common Shares from the Stock Option Plan reserve, (e) changing the maximum percentage of Common Shares which are reserved for issuance under the Stock Option Plan to a maximum number of Common Shares not exceeding the number of Common Shares which then represents the maximum percentage previously approved by the Corporation’s security holders; (f) the suspension or termination under applicable laws (including, without limitation, the rules, regulations and policies of the TSX); and/or (g) general housekeeping matters.

Participation in the Stock Option Plan shall be limited to directors, employees and service providers who are designated from time to time by the Compensation Committee (each, a “Participant”). Board nominees or other associates or affiliates of the Corporation’s largest shareholder, Southpoint Capital Advisors, are not eligible to participate in the Stock Option Plan. Subject to the terms of the Stock Option Plan, the Compensation Committee determines the Participants designated to participate in the Stock Option Plan, the number of Common Shares such Participant is entitled to purchase and the price at which the Common Shares may be purchased and the applicable vesting period. The option price at which the Common Shares may be purchased under the Stock Option Plan is the fair market value of the Common Shares of the Corporation at the time of grant, which under the Stock Option Plan is the closing price of the Common Shares on the TSX on the trading day immediately preceding the date of grant (if the Common Shares are then listed on the TSX).

Options granted under the Stock Option Plan must be exercised within a period of seven (7) years from the date of grant, failing which the Participant's right to purchase such Common Shares lapses. The Stock Option Plan provides that should the expiry date of any vested stock option of a Stock Option Plan participant fall on, or within nine (9) trading days immediately following, a Black-Out Period, the expiry date of such a vested stock option will automatically be the date that is ten (10) trading days from the date the relevant Black-Out Period ends. Unless otherwise determined by the Compensation Committee and specifically set forth in the stock option agreement executed by the Participant, options vest and may be exercised by the Participant as to one-third on each of the first, second and third anniversaries of the date of grant. The Compensation Committee may, however, in its sole discretion by written notice to any Participant, accelerate the vesting of all or any of the options of a Participant. The Participant's rights under the options granted under the Stock Option Plan are not assignable or transferable by the Participant. The Corporation does not currently have any arrangements in place for financial assistance to facilitate the purchase of securities by Participants under the Stock Option Plan.

A Participant’s right to exercise options ceases following any of the following events (each of which, a “Participant Termination Date”): (i) if an employee, such Participant’s employment with the Corporation or any of its subsidiaries is terminated for any reason; (ii) if a director, such Participant ceases to be a director on the Board for any reason; or (iii) if a service provider, such Participant ceases to provide services to the Corporation. In such case, the Participant, or the Participant's legal representative, as the case may be, may only exercise such options that are then vested any time prior to the earlier of: the original expiry date of such option, or within 30 days of the Participant Termination Date, or if specifically approved by the Board, such later date which may not be more than three (3) years following the Participant Termination Date.

For U.S. federal income tax purposes, an optionee who is granted an incentive stock option under the Stock Option Plan will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee’s alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option's exercise price, and therefore may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option’s exercise or (ii) the sale price of the shares. Fennec will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares. Options that do not qualify as incentive stock options under the Stock Option Plan are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then fair market value of the shares acquired over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us. Fennec will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.

Directors’ and Officers’ Liability Insurance

Fennec has liability insurance for its directors and officers. The aggregate annual premium for that insurance is approximately $42,000 no part of which is payable by the directors and officers of the Corporation. The insurance coverage under the policy for each loss is limited to an annual aggregate of $2,500,000 for each policy year. The policy is subject to a $250,000 retention for any non securities claim, $750,000 for securities claims and $1,500,000 for merger objection suits and there shall be no retention for any non-indemnifiable claim(s) made against a director or officer.

Indebtedness of Directors and Executive Officers

Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits Fennec from making or arranging an extension of credit to its directors or executive officers in the form of a personal loan.

No individual, who is or was a director, executive officer or employee of Fennec, nor any proposed nominee for election as a director of Fennec, nor any associate of any one of them:

(i)	is or, at any time since the beginning of Fennec’s most recent completed financial period, has been indebted to Fennec or any of its subsidiaries; or

(ii)	was indebted to another entity, which indebtedness is, or was at any time during Fennec’s most recent completed financial period, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Fennec or any of its subsidiaries.

Interest of Informed Persons in Material Transactions

In accordance with the BCBCA and our articles, directors who have a material interest in any person who is a party to a material contract or a proposed material contract with Fennec are required to disclose that interest and abstain from voting on any resolution to approve that contract.

To the knowledge of Fennec, except as disclosed below, no informed person or proposed nominee for election as a director of Fennec and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of Fennec’s last completed financial period or in any proposed transaction which has materially affected or would materially affect Fennec or any of its subsidiaries.

In accordance with regulations of the SEC, Fennec must disclose in this Circular any transaction or series of transactions in Fennec’s last two completed fiscal years to which Fennec was a party and in which any director or executive officer of Fennec, or any of their immediate family members had a direct or indirect material interest, if the amount involved exceeds the lesser of $120,000 or one (1) percent of the average of the Corporation’s total assets at year end for the last two completed fiscal years (a “Related Party Transaction”).

Performance Graph

The following line graph compares the percentage change, from December 31, 2011 to December 31, 2016, in cumulative total shareholder return for $100 (CAD$ for TSX and US$ for AMEX) invested in our Common Shares with cumulative total return of the AMEX Composite, the AMEX Biotechnology Index and the S&P/TSX Composite Total Return Index.

Equity Compensation Plan Information

The following table provides certain information with respect to securities authorized for issuance under equity incentive plans as of December 31, 2016 (share amounts are in thousands):

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options warrants and rights (*)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plan	1,428,449	USD $ 1.92	983,192
approved by shareholders	999,001	CAD $ 2.38
Total	2,427,450	-	983,192

* The Corporation’s current stock option plans allow for the issuance of stock options denominated in both U.S. dollars and Canadian dollars.  This table presents the number and weighted-average exercise price of outstanding options by the currency associated with the original grants. At December 31, 2016 we had 1,428,449 stock options denominated in U.S. dollars with a weighted-average exercise price of $1.92 and 999,001 stock options denominated in CAD dollars with a weighted-average exercise price of CAD$2.38.  At December 31, 2016, we had 983,192 stock options available for future issuance.

REPORT ON CORPORATE GOVERNANCE

Fennec believes that good corporate governance is important to ensure that Fennec is managed for the long-term benefit of its shareholders. In connection with Fennec’s commitment to comply with the standards of applicable securities legislation, Fennec has continued to review Fennec’s corporate governance practices and policies and has compared them to developing practices and regulation in Canada and the United States. In particular, Fennec has considered developing rules and guidelines for corporate governance practices and policies, and related disclosures, promulgated by the Canadian Securities Administrators, the SEC as well as the Sarbanes-Oxley Act of 2002.

In February 2004, Fennec’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to all officers, directors and employees of Fennec. The Board also (i) restated the charter of the Audit Committee, (ii) established a separate Governance Committee and adopted a written charter for the committee, (iii) restated the charter of the Compensation Committee, and (iv) appointed an Independent Chairman of the Board. Each of the various committee charters and other corporate governance documents are regularly reviewed with a view to determining if any updates are necessary or advisable.

Set out below is a description of certain corporate governance practices of the Corporation.

Shareholder Communications

Shareholders who wish to communicate with members of the Board of Directors, including the independent directors individually or as a group, may send correspondence to them care of the Chief Executive at our principal executive offices. Such communication will be forwarded to the intended recipient(s). Fennec currently does not intend to have the Chief Executive screen this correspondence, but it may change this policy if directed by the Board due to the nature or volume of the correspondence.

Board of Directors

The Board of Directors is composed of a majority of independent directors. The Board applies the definition of independence found in Canadian National Instrument 58-101 and National Policy 58-201. The Board has determined that four of the current five directors are “independent”, being Messrs. Rallis, Brughera, Haigh and Islam. Only one director has a material relationship with the Corporation and are therefore is not independent. Mr. Raykov, Chief Executive Officer of the Corporation is considered to have a material relationship with the Corporation by virtue of his executive officer position. Fennec is of the view that the composition of its Board reflects a diversity of background and experience that are important for effective corporate governance. Other directorships held by Board members are described in this Circular under the heading “Ordinary Matters – Election of Directors.”

During the financial year ended December 31, 2016, the Board devoted a portion of six meetings to discuss in the absence of directors who are not “independent,” and certain of the Committees also conducted executive sessions where all participants were independent directors. In order to facilitate open and candid discussion among its independent directors, the Corporate Governance Guidelines provide that independent directors should meet at least annually without the presence of management or non-independent directors, that the Chairman or Lead Independent Director is authorized to call additional meetings of the independent directors and that the Chairman or Lead Independent Director is authorized to act as the presiding director at such meetings and to develop the agenda for such meetings. In addition, each Board member is free to suggest the inclusion of items on any Board or Committee meeting agenda and suggest pre-meeting materials to either the Chair of the Board or the Lead Independent Director. At any meeting of the Board, each Board member is also free to raise subjects that are not on the agenda for that meeting. Furthermore, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation. The Chief Financial Officer of the Corporation will arrange for payment of the invoices of any such third party.

Directors’ Attendance

For the fiscal year ended December 31, 2016, the Board met on nine occasions, the Audit Committee met on five occasions, the Compensation Committee met on seven occasions, and the Governance Committee met on six occasions. The following table sets forth the attendance of directors at meetings of the Board.

Director	Attendance at Board Meetings

Adrian Haigh	9/9

Chris Rallis	9/9

Khalid Islam	9/9

Marco Brughera	3/3

Steve Skolsky	3/3

The Board expects management to be responsible for the day-to-day operations of and to implement the approved strategic business plan within the context of authorized budgets and corporate policies and procedures. Management is expected to report regularly to the Board in a comprehensive, accurate, and timely fashion on Fennec’s business and affairs.

Fennec does not have a formal written policy regarding attendance of Board members at annual meetings of the shareholders. Fennec, however, strongly encourages all directors to attend such meetings.

Mandate of the Board of Directors

The Board has the overall responsibility for the strategic planning and general management of Fennec’s business and affairs. In fulfilling its responsibilities, the Board is responsible for, among other things:

•	adoption of a strategic plan;
•	approval of the annual operating and capital expenditure budgets;
•	identification of the principal risks of the business and ensuring the implementation of the appropriate systems to manage these risks;
•	succession planning, including appointing and monitoring senior management;
•	adoption of a communications policy;
•	approval of acquisitions, dispositions, investments and financings that exceed certain prescribed limits;
•	integrity of the internal control and management information systems; and
•	development of clear position descriptions for directors, including the Chair of the Board, the Chair of each Board committee and, together with the CEO, a clear position description for the CEO.

The Board discharges its responsibilities directly and through committees that have specific areas of responsibility. The frequency of Board meetings and the nature of items discussed during the meetings depend on the opportunities or risks that Fennec faces. The Board, directly and through its committees, has adopted a process whereby it assesses the risk factors that must be identified and managed to ensure Fennec’s long-term viability.

The Board mandate generally describes the Board’s expectation of management and provides a list of specific matters for which management must obtain Board approval prior to implementation. The Board mandate also provides that the Board annually establish performance objectives for the CEO, which responsibility has been delegated to the Compensation Committee. In addition, the Board receives regular updates from management concerning the Corporation’s progress toward achieving corporate goals. The Board has also delegated to the Compensation Committee responsibility for evaluating the CEO’s compensation, which evaluation includes review of the CEO’s performance against annual performance objectives for the year and input from the Chairman, Lead Independent Director as well as other directors.

The Board Mandate is attached as Schedule “A-1” to this Circular.

Position Descriptions

The Board Mandate and the Governance Committee Charter provide that the Board is responsible for the development of clear position descriptions for directors, including the Chair of the Board and the chair of each board committee; and, together with the Chief Executive Officer, a clear position description for the Chief Executive Officer, which includes delineating management’s responsibilities.

Board Leadership Structure

On December 9, 2015, Khalid Islam was elected Chairman of the Board. The Board determined that in the best interest of the Corporation the most effective leadership structure at this time is to separate the roles of Chairman and Chief Executive Officer. As an independent director, Dr. Islam is responsible for overseeing and ensuring the independence of and separation between management and the Board.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the identification and management of our principal risks. The Board of Directors regularly receives reports from senior management on areas of material risk to our Corporation, including our credit, liquidity, operational, legal and regulatory risks. In carrying out its responsibilities under its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management. In addition, the Compensation Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Ethical Business Conduct

In February 2004, Fennec’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics (the “Code”) applicable to all officers, directors and employees of Fennec. You can access the Code in the corporate governance section of Fennec’s website at www.fennecpharma.com. Fennec undertakes to provide any person without charge, upon request, a copy of such code by writing to Attn: Code of Ethics Request, Fennec Pharmaceuticals Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, North Carolina 27709. Fennec is committed to adhering to applicable legal requirements and maintaining the highest standards of conduct and integrity. The Code is intended to promote those goals in conjunction with the Corporation’s Insider Trading Policy, Disclosure Policy and Audit Committee Complaint Procedures. The Code sets out the legal and ethical standards of conduct for personnel of Fennec and addresses topics such as: reporting obligations and procedures; honest and ethical conduct and conflicts of interest; compliance with applicable laws and Corporation policies and procedures; confidentiality of corporate information; use of corporate assets and opportunities; public disclosure and books and records; and non-retaliation. The Board is not aware of any conduct of a director or officer that constitutes a departure from the Code and, as a result, since the beginning of Fennec’s fiscal year ended December 31, 2016, there have been no material change reports filed that pertain to such a departure.

The Code provides that the Governance Committee shall monitor and periodically evaluate compliance with the Code and its application to the Corporation’s business. In addition, the Code sets out the procedures adopted by the Audit Committee for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting control, or auditing matters. In each case, the Code provides that the Corporation will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern in good faith, whether or not the information is ultimately proven to be correct, or who cooperates in any investigation or inquiry thereof.

In order to ensure independent judgment in considering transactions or agreements in which a director or officer has a material interest, the Code contains a process that must be followed regarding the disclosure, consultation and approval of transactions involving potential conflicts of interest. As a first step, officers and directors must disclose such matters to the Chief Executive Officer and to the Chair or any other disinterested member of the Governance Committee charged with reviewing conflicts of interest. The Board has adopted rules for what activities constitute conflicts of interest and potential conflicts of interest, as well as procedures for determining whether a relationship or transaction constitutes a conflict of interest, the current versions of which are attached as appendices to the Code. Following disclosure, any officer or director must avoid or terminate any activity that involves an actual or reasonably apparent conflict of interest unless it is determined at the appropriate level that the activity is not a conflict of interest or is otherwise not harmful to the Corporation or improper. Disinterested members of the Governance Committee shall make any such determination.

In accordance with the BCBCA and our articles, directors who have a material interest in any person who is a party to a material contract or a proposed material contract with us are required to disclose that interest and abstain from voting on any resolution to approve that contract. In addition, no director, director nominee or officer may enter into any transaction or relationship that is disclosable by such person or the Corporation pursuant to the BCBCA or by the Corporation pursuant to SEC rules without the prior approval of the disinterested members of the Governance Committees, and no such person may directly or indirectly approve, or represent the Corporation or the other party in arranging, the terms of any transaction between the Corporation and a party with which he/she has any relationship of a type that is disclosable by such person or the Corporation pursuant to the BCBCA or by the Corporation pursuant to SEC rules. All transactions between the Corporation and a party with which a director, officer or employee has such a relationship shall be on an arm’s length basis.

Orientation and Continuing Education

Responsibility for the oversight of orientation for new directors and continuing education programs for all directors with respect to the Corporation’s business and financial matters, corporate governance and other appropriate subjects is assigned to the Governance Committee under its charter. In this regard, the Governance Committee’s duties include ensuring the adequacy of the orientation and education program for new members of the Board.

The Governance Committee is also responsible for arranging continuing education for directors in order to ensure that directors maintain the skill and knowledge necessary to meet their obligations as directors. Given the Corporation’s limited resources, to date, no formal external continuing education programs have been sponsored by the Corporation but members of the Board are free to attend such programs as they determine necessary and in the Corporation’s best interest. The Corporation also provides directors with the opportunity to meet with senior management of the Corporation, including the Chief Financial Officer, as well as external advisors, at any time and such personnel and advisers are regularly invited to present at Board meetings or in connection with Board retreats to provide updates in legal, accounting, governance and other business developments. Some meetings are held at the Corporation’s premises, allowing directors the opportunity to gain additional insight into the Corporation’s operations. In addition, analyst reports and other information relating to the Corporation’s business and the industry in which it operates are presented at Board meetings and strategy sessions and industry-related articles of interest are distributed to Board members from time to time. Pursuant to each Committee charter, directors are permitted to obtain advice and assistance from internal or external advisors, including for the purposes of continuing education and developments relevant to board responsibilities.

Nomination of Directors

The Board does not have a nominating committee. Nominations to the Board are largely the result of recruitment efforts of the Chairman of the Board. Potential nominees are discussed with the Board as a whole. The Board feels that the current approach is appropriate. The full Board of Directors assumed the functions of a nominating committee. The Board of Directors believes that such action was appropriate because it believes that, in doing so, it gains access to the expertise and insight of its management and non-independent directors on the operations of the Corporation as they relate to an evaluation of a director candidate. The final determination to nominate a candidate is made by our independent directors, acting separately. The Board has not adopted a formal charter regarding the nominations process; but has adopted resolutions formalizing the nominations process.

The Chairman of the Board has the ongoing responsibility of assessing the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. Evaluation criteria include such factors as the attendance record of individual Board members and the effectiveness of their participation at Board meetings. Annually, the Chairman of the Board prepares and approves the list of nominees to be presented at the Annual Meetings of the Shareholders.

Term Limits

The Corporation has not adopted term limits for directors of the Corporation. The Board believes that the need to have experienced directors who are familiar with the business of the Corporation must be balanced with the need for renewal, fresh perspectives and a healthy skepticism when assessing management and its recommendations. In addition, as mentioned above the Board undertakes an assessment process that evaluates its effectiveness.

While term limits can help ensure the Board gains fresh perspective, imposing this restriction means the Board would lose the contributions of longer serving directors who have developed a deeper knowledge and understanding of the Corporation over time. The Board believes that term limits have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and thereby provide an increasing contribution to the Board as a whole.

Board and Senior Management Diversity

The Corporation believes that an effectively functioning Board is critical to its success, and that its Board must have the flexibility to adopt director election and composition practices that suit its unique needs and circumstances. The Corporation seeks the most qualified persons, regardless of gender or other characteristics unrelated to expertise and performance. Accordingly, the Corporation does not have written policies or set targets with respect to representation of women on the Board or as members of its senior management team. Such policies, while well intended, may create arbitrary and technical impediments to the selection of the most qualified persons. This approach enables the Corporation to make decisions regarding the composition of its Board and senior management team based on what is in the best interests of the Corporation and its shareholders. The Corporation has no female executive officer and there are no women on the Board.

Short-Selling

Pursuant to the Corporation’s Insider Trading Policy, which is applicable to its directors, officers and other employees, no such person may engage in short-selling of the Corporation’s securities or any trading in exchange-traded options with respect to the Corporation’s securities. Any director or executive officer who wishes to enter into another type of hedging arrangement must consult with the Compliance Officer as legal restrictions and/or public disclosures may be required. In addition, margin loans using the Corporation’s securities and other pledges of such securities present the risk that the pledgee will foreclose and sell the securities at a time when the Corporation’s personnel are prohibited from trading, with possibly serious collateral consequences. For this reason, such an arrangement may be risky and should not be undertaken without the prior written approval of the Compliance Officer.

Compensation

The Board is responsible for establishing director and executive officer compensation and reviews such compensation at least as often as annually. The Board believes that directors should be fairly compensated for undertaking the responsibilities associated with serving as a director. At the same time, director compensation should be consistent with market practices generally. The Board delegates to the Compensation Committee responsibility for periodically assessing market practices for director and executive officer compensation. In addition, the Compensation Committee evaluates director compensation in the context of evaluating director recruitment and retention.

The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee is currently composed entirely of independent directors: Mr. Rallis (Chair), Mr. Brughera and Dr. Islam. The Compensation Committee held seven meetings in the fiscal year ending December 31, 2016.

In addition to director compensation, the Compensation Committee of the Board determines the compensation to be paid to Fennec’s executive officers and periodically reviews Fennec’s compensation structure to ensure that Fennec continues to attract and retain qualified and experienced individuals to Fennec’s management team and motivate these individuals to perform to the best of their ability and in Fennec’s best interests. Among other things, the Compensation Committee considers compensation levels of comparable positions in similarly sized organizations in the biotechnology industry. The Compensation Committee also administers the Stock Option Plan and approves new stock option grants.

Other Board Committees

The Board has created audit, compensation, and governance committees to ensure that the Board functions independently of management. It is also customary practice for directors (i) to regularly receive detailed information describing Fennec’s performance, and (ii) when necessary, to speak directly with management regarding additional information required on particular matters of interest. Moreover, directors have access to information independent of management through Fennec’s external auditors.

Audit Committee

On behalf of the Board, the Audit Committee of the Board retains, oversees and evaluates Fennec’s independent auditors, reviews the financial reports and other financial information provided by Fennec, including audited financial statements, and discusses the adequacy of disclosure with management and the auditors. The Audit Committee also reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, assesses the independence of the auditors, and reviews their fees. The Audit Committee is also responsible for reviewing Fennec’s internal controls over financial reporting and disclosure.

The Audit Committee operates under a written charter adopted by the Board. Multilateral Instrument 52-110 – Audit Committees requires certain disclosures be cross-referenced with respect to the Audit Committee when soliciting proxies from Shareholders for the purpose of electing directors. The Corporation is relying on the exemption found in Part 7 of the Multilateral Instrument applicable to U.S. Listed Issuers. The Audit Committee met four times during the fiscal year ended December 31, 2016. As required by the rules of the SEC and Canadian securities laws, the Audit Committee is composed entirely of independent directors, each of whom the Board has determined is “financially literate” for purposes of the applicable laws: Mr. Rallis (Chair), Mr. Haigh and Dr. Islam. In addition, the Board has determined that Mr. Rallis qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. A copy of the Corporation’s Audit Committee Charter is included as Schedule “A-2” to this Circular.

Audit Committee Report

The Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with Deloitte LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from Deloitte LLP required by the Independence Standards Board Standard No. 1, and has discussed their independence with the independent registered public accounting firm. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that we filed with the SEC on March 29, 2017.

Deloitte LLP served as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2016. Though the Audit Committee does not have formal pre-approval policies and procedures in place, it has pre-approved all of the services performed by Deloitte LLP as discussed below, as required by SEC regulation.

Audit Fees

The following table presents the aggregate fees for professional services and other services rendered by our independent auditors, Deloitte LLP in fiscal year 2016 and 2015 (in US dollars):

	Fiscal Year Ended 2016	Fiscal Year Ended 2015
Audit Fees(1)	65,902	92,035
Audit-Related Fees(2)	-	-
Tax Fees(3)	10,026	4,845
All Other Fees(4)	1,370	8,104
Total	$77,298	$104,984

1.	Audit Fees include fees for the standard audit work that needs to be performed each year in order to issue an opinion on the consolidated financial statements of the Corporation. It also includes fees for services that can only be provided by the Corporation’s auditor such as auditing of non-recurring transactions.

2.	Audit-Related Fees include fees assurance and related services that are reasonably related to the performance of the audit or review and are traditionally performed by the independent accountant.

3.	Tax Fees include fees for periodic tax consultations and compliance services in various local, regional and national tax jurisdictions.

4.	All Other Fees include fees for products and services other than Audit Fees, Audit Related Fees and Tax Fees.

The Audit Committee does not have formal pre-approval policies and procedures; however, prior to the engagement by the registrant, the Audit Committee approved all of the services performed by Deloitte LLP as required by SEC regulation.

Submitted By:	THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Chris A. Rallis, Chair
Adrian J. Haigh
Dr. Khalid Islam

Governance Committee

The Governance Committee of the Board develops, recommends and oversees the effectiveness of Fennec’s corporate governance guidelines. In addition, the Governance Committee oversees the orientation and education of directors and the process of evaluating the Board and its committees.

The Governance Committee of the Board is charged with nominating activities, including determining desired Board skills and attributes for directors, conducting appropriate and necessary evaluations of the backgrounds and qualifications of possible director candidates, and recommending director nominees for approval by the Board or the Shareholders.

The Governance Committee is currently composed three independent directors: Mr. Haigh (Chair), Mr. Brughera and Dr. Islam. The Governance Committee held six meetings in the fiscal year ended December 31, 2016.

Retention of Outside Advisors

Fennec’s Corporate Governance Guidelines provide that the Board, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, shall have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation. The Corporation will arrange for payment of the invoices of any such third party.

Section 16(a) Beneficial Ownership Reporting Compliance

We currently do not have any securities registered under Section 12 of the Exchange Act, as amended. Accordingly, our directors, officers, and stockholders beneficially owning more than 10% of our Common Shares are not required to comply with the reporting requirements of Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

The BCBCA permits certain eligible shareholders of the Corporation to submit shareholder proposals to the Corporation, which proposals may be included in a management proxy circular relating to an annual meeting of shareholders. Shareholders having proposals that they desire to present at the next year’s annual meeting of shareholders should, if they desire that such proposals be included in the Corporation’s proxy circular relating to such meeting, submit such proposals in time to be received by Fennec not later than February 28, 2018. To be so included, all such submissions must comply with the requirements of the SEC’s Rule 14a-8 and you should pay close attention to that rule. Proposals should be mailed to the Secretary at Fennec Pharmaceuticals Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC 27709.

ADDITIONAL INFORMATION

Financial information for the financial year ended December 31, 2016 is provided in the Corporation’s consolidated financial statements and management’s discussion and analysis (“MD&A”), which are included in the Annual Report. Security holders who wish to be added to the mailing list for the annual and interim financial statements and MD&A should complete the appropriate sections of the proxy or contact the undersigned at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

The Corporation’s Annual Report on Form 10-K for the fiscal period ended December 31, 2016 (including the consolidated financial statements and MD&A) and other information relating to the Corporation is available on SEDAR at www.sedar.com and at www.sec.gov.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Circular and its sending to Shareholders have been approved by the Board of Directors.

DATED at Research Triangle Park, North Carolina this 19th day of May, 2017.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

SCHEDULE “A-1”

FENNEC PHARMACEUTICALS INC.

Mandate of the Board of Directors

A. Responsibilities

The Board of Directors (the “Board”) of Fennec Pharmaceuticals Inc. (the “Company”) is responsible for the stewardship of the Company. All directors shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Board retains plenary authority and power to do all lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders of the Company or in some other manner. In carrying out its responsibilities, the Board of Directors (or the committees of the Board of Directors duly constituted by the Board of Directors to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall have the following specific responsibilities:

1.	the adoption of a corporate strategic plan that includes the periodic review and approval of business plans, which take into account, among other things, the opportunities and risks of the business;

2.	the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;

3.	the adoption of processes for succession planning, the periodic review of succession plans for key members of senior management, including the Chief Executive Officer (the “CEO”), and the appointment and training of, and monitoring the performance and compensation of senior management, including officers of the Company;

4.	the adoption of a communications policy and the periodic review of such policy;

5.	the establishment of adequate systems of internal controls and management information systems;

6.	the adoption of corporate governance guidelines or principles applicable to the Company, including with respect to: (i) the size and composition of the Board; (ii) the orientation of new directors; (iii) the provision of continuing education to directors; (iv) the compensation and tenure of directors; (v) the periodic assessment (at least annually) of the performance of the Board, its committees and directors, this Mandate, the Charter for each committee of the Board; and (vi) the position description(s) applicable to each individual director, as well as the competencies and skills each individual director is expected to bring to the Board;

7.	the oversight of the maintenance by management of practices and processes to ensure compliance with applicable laws and appropriate ethical standards, including the adoption by management of corporate policies and procedures and the adoption of a written code of business conduct and ethics applicable to directors, officers and employees of the Company containing standards that are reasonably designed to deter wrongdoing;

8.	to the extent feasible, satisfying itself as to the integrity of the CEO and other senior officers and that the CEO and other senior officers create a culture of integrity throughout the Company;

9.	the submission of matters or questions requiring the approval of shareholders to the shareholders for approval;

10.	the approval of the submission to the shareholders of any amendment to the articles of the Company or the approval of any adoption, amendment or repeal of any articles or bylaws of the Company;

11.	the recommendation of candidates for election or appointment to the Board of Directors, including the review of nominations recommended by shareholders;

12.	the approval of the annual objectives of the Company and the Chief Executive Officer, and the assessment of the performance of the Company and the Chief Executive Officer against the approved objectives;

13.	the approval of an annual operating budget for the Company and its subsidiaries on a consolidated basis;

14.	the authorization of the issuance of securities of the Company as required in accordance with applicable laws;

15.	the declaration of dividends on shares of the Company or the approval of the purchase, redemption or other acquisition of shares issued by the Company as required in accordance with applicable laws;

16.	the oversight of the reliability and integrity of accounting principles and practices followed by management, financial statements and other financial reporting, and disclosure practices followed by management;

17.	the oversight of the qualifications and independence of the independent auditors of the Company and the approval of the terms of their audit and non-audit service engagements as required in accordance with applicable laws and the requirements of any stock exchanges on which the Company lists its securities and of securities regulatory authorities, as adopted or in force or amended from time to time, and the assessment of the performance of the independent auditors, the filling of a vacancy in the office of the independent auditor between shareholders' meetings, and the recommendation of the annual appointment or, if appropriate, the removal, of the independent auditors of the Company to the shareholders of the Company for their approval in accordance with applicable laws;

18.	the approval of the annual audited consolidated financial statements of the Company and, as required in accordance with applicable laws, the approval of the quarterly unaudited consolidated financial statements of the Company and overview of the accounting principles and practices followed by management;

19.	the approval of prospectuses, annual information forms, annual reports on Form 20-F, 40-F or 10-K or other applicable form, as the case may be, and proxy circulars and proxy statements sent to shareholders of the Company and the review of managements' discussion and analyses of financial condition and results of operations, and other material disclosure documents as determined by the Board of Directors from time to time;

20.	the establishment and periodic review of the Company’s measures for receiving feedback from security holders;

21.	the development of clear position descriptions for directors, including the Chair of the Board, a “Lead Independent Director” and the chair of each board committee; and, together with the CEO, a clear position description for the CEO, which includes delineating management’s responsibilities;

22.	the oversight of the management of environmental risks and practices, charitable activities and other social responsibility matters; and

23.	to the extent not otherwise referred to above, the review and approval of all proposed transactions and matters described below under the heading “B. Decisions Requiring Prior Approval of the Board”

and, where applicable, in accordance with the requirements of the Canada Business Corporations Act, the stock exchanges on which the Company lists its securities and securities regulatory authorities, as adopted or in force or amended from time to time.

In discharging its duties and responsibilities, the Board of Directors is expected to be fully diligent in its oversight to avoid fraud or abuse. Accordingly, the Board may conduct such examinations, investigations or inquiries, and engage such special legal, accounting or other advisors, at the expense of the Company, at such time or times and on such terms and conditions as the Board of Directors considers appropriate.

B.	Decisions Requiring Prior Approval of the Board

In addition to such other approvals as required by applicable law or the stock exchanges on which the Company lists its securities and securities regulatory authorities, the Board (or the committees of the Board duly constituted by the Board to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall review and approve:

1.	the strategic plan, financial plans and operating budget of the Company on at least an annual basis;

2.	the quarterly and annual financial statements of the Company;

3.	all material capital expenditures not part of the approved operating budget, all mergers and acquisitions, and all material investments and dispositions of the Company;

4.	all material borrowings and banking arrangements of the Company;

5.	all financing by the Company including the issuance of debt, equity and derivative instruments; for greater certainty, this includes the approval of all off-balance sheet financings by the Company or by special purpose entities or affiliates;

6.	the purchase and redemption of securities;

7.	any changes to the articles or by-laws of the Company;

8.	the hiring and, if necessary, the termination of the Chief Executive Officer;

9.	the compensation paid to senior management and directors, including the issuance of stock options and non – arm’s length consulting arrangements;

10	any other material matters outside the ordinary course of the Company's business including all major strategic and policy decisions; and

11.	any other matter specified by the Board as requiring its approval.

C.	Expectations of Management.

The CEO, through the Senior management, is responsible for the day-to-day operations of the Company and for providing the Board, directly or through the Chair of the Board, the appropriate committee or the Lead Independent Director, with timely, complete and accurate information on such operations. The Board expects management to propose and, after Board approval, implement the Company's strategic plan and to be accountable for the Company's financial and competitive performance. The Board expects the Company's resources to be managed in a manner consistent with enhancing the value of the Company and with consideration for ethics and corporate social responsibility.

The Board may request that certain members of senior management attend all or any portion of a Board or committee meeting and may schedule presentations by managers who can provide additional insight based on their personal involvement in the matter or their particular expertise. Each director shall have complete access to any member of senior management. The Chief Financial Officer and the General Counsel of the Company shall each have access to meet separately with the Audit Committee and Governance Committee respectively, the Chairman and Lead Independent Director.

The Board may reasonably rely on the information provided to them by the Company’s senior management personnel and outside advisors and auditors.

D.	Measures for Receiving Shareholder Feedback

The Company has developed a Disclosure Policy to facilitate consistent disclosure practices aimed at informative, timely and broad dissemination of material information to the market in compliance with applicable securities laws and the rules and policies of any exchange on which the Company’s securities are listed. The Disclosure Policy Committee established under the Disclosure Policy is responsible for overseeing and monitoring communications with, and responses to inquiries from, both institutional and individual investors and the financial community consistent with the objectives of the Company’s Disclosure Policy.

Company spokespersons as appointed by the Disclosure Policy Committee from time to time are available to shareholders by telephone, fax and e-mail and the Company maintains up-to-date material of interest to shareholders and investors on the Company’s web site at www.Fennecpharma.com.

E.	General.

The Board of Directors shall review and assess the adequacy of the mandate of the Board on an annual basis.

Nothing in this Mandate is intended, or may be construed, to impose on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard required by law.

SCHEDULE “A-2”

FENNEC PHARMACEUTICALS INC.

Audit Committee Charter

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Fennec Pharmaceuticals Inc. (together with its subsidiaries, the “Company”) is to:

•	Assist the Board in fulfilling its responsibility to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements;

•	Review the financial reports and other financial information provided by the Company, the Company’s disclosure controls and procedures, and its internal accounting and financial controls;

•	Assume direct responsibility for the appointment, compensation, retention (and where appropriate, replacement), and oversight of the work of the outside auditor in preparing or issuing an audit report or related work;

•	Oversee the independence of the outside auditor and approve all auditing services and permitted non-audit services provided by the outside auditor;

•	Receive direct reports from the outside auditor and resolve any disagreements between management and the outside auditor regarding financial reporting; and

•	Carry out the specific responsibilities set forth below in furtherance of this stated purpose.

Committee Membership and Procedures

Resources and Authority

In discharging its oversight role, the Committee is granted all responsibilities and authority required by MI 52-110 and SEC Rule 10A-3, including without limitation the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent legal, accounting or other advisors to obtain such advice and assistance as the Committee determines necessary to carry out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

The Company shall provide the Committee all appropriate funding, as determined by the Committee, for payment of compensation to any such advisors and any outside auditor, as well as for any ordinary administrative expenses of the Committee that it determines are necessary or appropriate in carrying out its responsibilities.

Key Responsibilities

The Committee’s role is one of oversight, and it is recognized that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders, and is responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight role. The functions are set forth as a guide and may be varied and supplemented from time to time as appropriate under the circumstances.

Appointment of Outside Auditor. The Committee shall have direct responsibility for the appointment, compensation, retention (and where appropriate, replacement), and oversight of the work of any registered public accounting firm selected to be the Company’s outside auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

Appointment and Performance Evaluation of Chief Financial Officer and Internal Auditor. The Chair of the Committee shall participate in the identification of candidates for the positions of Chief Financial Officer and Lead of the Company’s internal auditing function, if any, and shall advise management with respect to the decision to hire a particular candidate.

Disclosure Controls and Procedures. The Committee shall review periodically with management the quality and adequacy of the Company’s disclosure controls and procedures. The Committee must be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.

Internal Controls. The Committee shall discuss periodically with management and the outside auditor the quality and adequacy of the Company’s internal controls and internal auditing procedures, if any, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and discuss with the outside auditor how the Company’s financial systems and controls compare with industry practices.

Accounting Policies. The Committee shall review periodically with management and the outside auditor the quality, as well as acceptability, of the Company’s accounting policies, and discuss with the outside auditor how the Company’s accounting policies compare with those in the industry and all alternative treatments of financial information within U.S. and Canadian generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the outside auditor.

Pre-approval of All Audit Services and Permitted Non-Audit Services. The Committee shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the outside auditor; provided that any non-audit services performed pursuant to an exception to the pre-approval requirement permitted under applicable laws shall not be deemed unauthorized.

Annual Audit. In connection with the annual audit of the Company’s financial statements, the Committee shall:

•	request from the outside auditor a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor’s objectivity and independence, and take appropriate action to oversee the independence of the outside auditor.

•	approve the selection and the terms of the engagement of the outside auditor.

•	review with management and the outside auditor the audited financial statements to be included in the Company’s Annual Report filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and with the SEC, and review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

•	review with management and the outside auditor any press releases in respect of the audited financial statements before the Company first publicly discloses this information.

•	perform the procedures set forth below in “Financial Reporting Procedures” with respect to the annual financial statements to be reported.

•	review with management and the outside auditor the Company’s critical accounting policies and practices.

•	recommend to the Board whether, based on the reviews and discussions referred to above, the annual financial statements should be included in the Company’s Annual Report filed on SEDAR and with the SEC.

Interim Reports. In connection with the Company’s preparation of its interim financial information to be included in the Company’s Quarterly Reports filed on SEDAR and filed with the SEC, the Committee shall:

•	review with the outside auditor the Company’s interim financial information and the matters required to be discussed by SAS No. 61.

•	perform the procedures set forth below in “Financial Reporting Procedures” with respect to the interim financial information to be reported.

•	by action of a majority of the Committee or through the Committee Chair, review with the outside auditor, prior to filing, the Company’s interim financial information to be included in the Company’s Interim Reports filed on SEDAR and filed with the SEC.

•	by action of a majority of the Committee or through the Committee Chair, review with the outside auditor any interim press releases in respect of the interim financial statements before the Company first publicly discloses this information.

Financial Reporting Procedures. In connection with the Committee’s review of each reporting of the Company’s annual or interim financial information, the Committee shall:

•	discuss with the outside auditor whether all material correcting adjustments identified by the outside auditor in accordance with U.S. and Canadian generally accepted accounting principles and the rules of the SEC and CSA are reflected in the Company’s financial statements.

•	review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

•	review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

•	resolve any disagreements between management and the outside auditor regarding financial reporting.

Hiring Policies. The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and any former outside auditors.

Charter. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Reports. The Committee shall report its activities to the full Board on a regular basis and make such recommendations to the Board with respect to the above and other matters as the Committee deems necessary or appropriate. The Committee shall also prepare and submit to the appropriate authority or body any other report required by applicable law or regulation.

Complaint Procedures

Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this connection, the Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

SCHEDULE “B”

FENNEC PHARMACEUTICALS INC.

Shareholder Rights Plan

SHAREHOLDER RIGHTS PLAN AGREEMENT

DATED AS OF JUNE 27, 2017

BETWEEN

Fennec Pharmaceuticals INC.

AND

COMPUTERSHARE TRUST COMPANY OF

CANADA AS RIGHTS AGENT

ATTACHMENTS

ATTACHMENT 1 – FORM OF RIGHTS CERTIFICATE

SHAREHOLDER RIGHTS PLAN AGREEMENT

SHAREHOLDER RIGHTS PLAN AGREEMENT, dated as of June 27, 2017 between Fennec Pharmaceuticals Inc. (the “Corporation”), a corporation existing under the laws of British Columbia, and Computershare Trust Company of Canada, a company incorporated under the laws of Canada (the “Rights Agent”);

WHEREAS the Board of Directors has determined that it is in the best interests of the Corporation to adopt a new rights plan to ensure, to the extent possible, that: (a) all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation; (b) the shareholders of the Corporation and the Board of Directors have adequate time to consider and evaluate any unsolicited Offer to Acquire the outstanding Voting Shares; and (c) the Board of Directors has adequate time to identify, develop and negotiate value-enhancing alternatives, if considered appropriate, to any unsolicited Offer to Acquire the outstanding Voting Shares;

AND WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the Board of Directors has:

(a)	authorized the issuance, effective at the Effective Time, of one Right in respect of each Voting Share of the Corporation in each case outstanding at the Effective Time (the “Record Time”); and

(b)	authorized the issuance of one Right in respect of each Voting Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this Agreement;

AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights, the exercise of Rights and other matters referred to in this Agreement;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	“Acquiring Person” means any Person who is the Beneficial owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

(A)	an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially owned by such Person to 20% or more of the Voting Shares then outstanding;

(B)	Permitted Bid Acquisitions;

(C)	Pro Rata Acquisitions; or

(D)	Exempt Acquisitions,

provided, however, that if a Person becomes the Beneficial owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of the operation of Paragraphs (A), (B), (C) or (D) above and such Person thereafter becomes the Beneficial owner of an additional 1% of the number of outstanding Voting Shares (other than pursuant to one or more of any combination of Paragraphs (A), (B), (C) or (D) above), as the case may be, then as of the date such Person becomes the Beneficial owner of such additional Voting Shares, as the case may be, such Person shall become an “Acquiring Person”;

(iii)	for a period of 10 calendar days after the Disqualification Date, any Person who becomes the Beneficial owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Section 1.1(g)(iii)(B) solely because such Person is making or has announced a current intention to make a Take- over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, “Disqualification Date” means the first date of a public announcement of facts indicating that any Person is making, or has announced a current intention to make a Take- over Bid; or

(iv)	an underwriter or member of a banking or selling group that becomes the Beneficial owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation by the Corporation.

(b)	“Affiliate”, when used to indicate a relationship with a specified company or corporation, means a Person that directly, or indirectly through one or more controlled intermediaries, controls, or is a company or corporation controlled by, or is under common control with, such a specified company or corporation.

(c)	“Agreement” means this shareholder rights plan agreement dated as of June 27, 2017 between the Corporation and the Rights Agent, as may be amended and/or supplemented from time to time; “hereof”, “herein”, “hereto” and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

(d)	“annual cash dividend” means cash dividends paid in any fiscal year of the Corporation, to the extent that such cash dividends do not exceed in the aggregate, the greatest of:

(i)	if cash dividends were declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year, 200% of the aggregate amount of such cash dividends;

(ii)	if cash dividends were declared payable by the Corporation on its Common Shares in each of its three immediately preceding fiscal years, 300% of the arithmetic mean of the aggregate amounts of such cash dividends; or

(iii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

(e)	“Associate” means, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person, or a relative of that Person who has the same residence as that Person;

(f)	“BCBCA” means the Business Corporations Act (British Columbia), as amended, and the regulations made thereunder, and any comparable or successor laws or regulations thereto;

(g)	A Person shall be deemed the “Beneficial owner” of, and to have “Beneficial ownership” of, and to “Beneficially own”,

(i)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (provided that such right is exercisable within a period of 60 days, whether or not on condition or the happening of any contingency or the making of any payment) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of business), or upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights), warrant or option; and

(iii)	any securities which are Beneficially owned within the meaning of Sections 1.1(g)(i) or 1.1(g)(ii) by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial owner” of, or to have “Beneficial ownership” of, or to “Beneficially own”, any security:

(A)	because such security has been agreed to be deposited with or tendered to such Person pursuant to a Lock-up Agreement or is otherwise deposited with or tendered to such Person pursuant to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person referred to in Section 1.1(g)(iii), until the earlier of such deposited or tendered security being taken up or paid for;

(B)	because such Person, any of such Person’s Affiliates or Associates or any other Person referred to in Section 1.1(g)(iii) holds such security provided that,

(1)	the ordinary business of any such Person (the “Investment Manager”) includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person (a “Client”), including non- discretionary accounts held on behalf of a Client by a dealer or broker registered under applicable law;

(2)	such Person is (i) the manager or trustee (the “Manager”) of a mutual fund (a “Mutual Fund”) that is registered or qualified to issue its securities to investors under the securities laws of any province of Canada or the laws of the United States and such security is held in the ordinary course of business in the performance of the Manager’s duties with respect to the Mutual Fund, or (ii) a Mutual Fund;

(3)	such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;

(4)	such Person is established by statute for purposes that include, and the ordinary business or activity of such Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies and such security is held in the ordinary course of business in the performance of such Statutory Body’s duties for such investment funds;

(5)	such Person (the “Administrator”) is the administrator or trustee of one or more pension funds, plans or related trusts (a “Plan”) or is a Plan registered or qualified under the laws of Canada or any Province thereof or the laws of the United States of America or any state thereof or is a Plan and such security is held in the ordinary course of business in the performance of such Administrator’s duties for such Plans; or

(6)	such Person is a Crown agent or agency and such security is held in the ordinary course of business in the performance of such Crown agent’s or agency’s duties;

provided, in any of the above cases, that the Investment Manager, the Manager, the Mutual Fund, the Trust Company, the Statutory Body, the Administrator, the Plan, or the Crown agent or agency, as the case may be, is not then making a Take-over Bid or has not then announced an intention to make a Take-over Bid other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

(C)	because such Person (1) is a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) has an Estate Account or another Account of the same Trust Company as another Person on whose account the Trust Company holds such security or (3) is a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

(D)	where such Person (1) is a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, or (2) has an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (3) is a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

(E)	where such Person is a registered holder of such security as a result of carrying on the business of, or acting as a nominee of, a securities depositary;

(h)	“Board of Directors” means the board of directors of the Corporation or any duly constituted and empowered committee thereof;

(i)	“Book Entry Form” means, in reference to securities, securities that have been issued and registered in uncertificated form and includes securities evidenced by an advice or other statement and securities which are maintained electronically on the records of the Corporation’s transfer agent but for which no certificate has been issued, including securities issued and recorded under the Direct Registration System (DRS);

(j)	“Book Entry Rights Exercise Procedures” has the meaning ascribed thereto in Section 2.2(c);

(k)	“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Toronto are authorized or obligated by law to close;

(l)	“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of any such amount determined by multiplying such amount by the U.S. - Canadian Exchange Rate in effect on such date;

(m)	“Canadian - U.S. Exchange Rate” means, on any date, the inverse of the U.S. - Canadian Exchange Rate in effect on such date;

(n)	“close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal transfer office in Toronto of the transfer agent for the Common Shares of the Corporation (or, after the Separation Time, the principal office in Toronto of the Rights Agent) is closed to the public; provided, however, that for the purposes of the definitions of “Competing Permitted Bid” and “Permitted Bid”, “close of business” on any date means 11:59 p.m. (local time, at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time, at the place of deposit) on the next succeeding Business Day);

(o)	“Common Shares” means the common shares in the capital of the Corporation;

(p)	“Competing Permitted Bid” means a Take-over Bid that:

(i)	is made after a Permitted Bid or another Competing Permitted Bid (each such Permitted Bid or Competing Permitted Bid being in this definition, the "Prior Bid") has been made and prior to the expiry, termination or withdrawal of all such other Prior Bids;

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in Section (ii)(A) of the definition of a Permitted Bid; and

(iii)	contains, and the take-up and payment for securities deposited or tendered thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the last day of the minimum deposit period applicable to such Take-over Bid as required by NI 62-104;

provided, however, that a Take-over Bid that qualifies as a Competing Permitted Bid shall cease to be a Competing Permitted Bid at any time and at such time as when such Take-over Bid ceases to meet any or all of the provisions of this definition, and furthermore, any acquisition of Voting Shares made pursuant to such Take-over Bid, including any acquisition of Voting Shares made before such Take-over Bid ceased to be a Competing Permitted Bid, will not be a Permitted Bid Acquisition;

(q)	“controlled” a company is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)	securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert; and

(ii)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such company;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly;

(r)	“Co-Rights Agents” has the meaning ascribed thereto in Section 4.1(a);

(s)	“Disposition Date” has the meaning ascribed thereto in Section 5.1(a);

(t)	“Dividend Reinvestment Acquisition” means an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;

(u)	“Dividend Reinvestment Plan” means a regular dividend reinvestment or other program or plan of the Corporation made available by the Corporation to holders of its securities and/or to holders of securities of a Subsidiary of the Corporation, where such program or plan permits the holder to direct that some or all of:

(i)	any dividends paid in respect of shares of any class of the Corporation or a Subsidiary;

(ii)	any proceeds of redemption of shares of the Corporation or a Subsidiary;

(iii)	any interest paid on evidences of indebtedness of the Corporation or a Subsidiary; or

(iv)	any optional cash payments;

be applied to the purchase of Voting Shares;

(v)	“Effective Date” means June 27, 2017;

(w)	“Effective Time” means 12:01 a.m. (Eastern time) on the Effective Date;

(x)	“Election to Exercise” has the meaning ascribed thereto in Section 2.2(d);

(y)	“Exempt Acquisition” means a share acquisition:

(i)	in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Sections 5.1(a), 5.1(b) or 5.1(e);

(ii)	pursuant to a distribution by the Corporation of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such securities) pursuant to a public offering or private placement, provided that the acquiror does not thereby Beneficially Own a greater percentage of the Voting Shares or securities convertible into or exchangeable for Voting Shares so issued than the percentage of such securities Beneficially Owned by the acquiror immediately prior to such acquisition; or

(iii)	pursuant to an amalgamation, plan of arrangement or other statutory procedure having similar effect which has been approved by the Board of Directors and the holders of Voting Shares by the requisite majority or majorities of the holders of Voting Shares at a meeting duly called and held for such purpose in accordance with the provisions of the BCBCA and any other applicable legal requirements;

(z)	“Exercise Price” means the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be the product of:

(i)	the Market Price per Common Share determined as at the Separation Time;

(ii)	multiplied by 6;

(aa)	“Expansion Factor” has the meaning ascribed thereto in Section 2.3(a);

(bb)	“Expiration Time” means the close of business on that date which is the earliest date of termination of this Agreement as provided for in Section 5.15 or, if this Agreement is ratified and confirmed pursuant to Section 5.15(b) and subsequently reconfirmed pursuant to Section 5.15(c) at the Corporation’s annual and special meeting of shareholders in 2020 and 2023, the close of business on the ninth anniversary of the Effective Date;

(cc)	“Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(dd)	“holder” has the meaning ascribed thereto in Section 2.8;

(ee)	“Independent Shareholders” means holders of any Voting Shares, other than:

(i)	any Acquiring Person;

(ii)	any Offeror (other than any Person who pursuant to Section 1.1(g)(iii)(B) is not deemed to Beneficially own the Voting Shares held by such Person);

(iii)	any Affiliate or Associate of any Acquiring Person or Offeror;

(iv)	any Person acting jointly or in concert with any Acquiring Person or Offeror; and

(v)	any employee benefit plan, stock purchase plan, deferred profit sharing plan and any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be tendered to a Take-over Bid;

(ff)	“Lock-up Agreement” means an agreement between a Person and one or more holders of Voting Shares (each a “Locked-up Person”), the terms of which are publicly disclosed and a copy of which agreement is made available to the public (including the Corporation) not later than (i) the date the Lock-up Bid is publicly announced or (ii) if the Lock-up Bid has been made prior to the date on which such agreement is entered into then as soon as possible after it is entered into and in any event not later than the date following the date of such agreement, pursuant to which each Locked-up Person agrees to deposit or tender Voting Shares to a Take-over Bid (the “Lock-up Bid”) to be made or made by the Person or any of such Person’s Affiliates or Associates or any other Person referred to in Section 1.1(g)(iii) and which provides:

(i)	that any agreement to deposit or tender to, or to not withdraw Voting Shares from, the Lock-up Bid is terminable at the option of the Locked-up Person in order to tender or deposit such Voting Shares to another Take- over Bid or support another transaction:

(A)	where the price or value per Voting Share offered under such other Take-over Bid or transaction is higher than the price or value per Voting Share offered under the Lock-up Bid; or

(B)	if:

(1)	the price or value per Voting Share offered under the other Take-over Bid or transaction exceeds the price or value per Voting Share offered or proposed to be offered under the Lock-up Bid by as much or more than a specified amount (the “Specified Amount”) and the Specified Amount is not greater than 7% of the price or value per Voting Share that is offered or proposed to be offered under the Lock-up Bid; or

(2)	the number of Voting Shares to be purchased under the other Take-over Bid or transaction exceeds the number of Voting Shares offered to be purchased under the Lock-up Bid by as much or more than a specified number of Voting Shares (the “Specified Number of Shares”) and the Specified Number of Shares is not greater than 7% of the number of Voting Shares offered to be purchased under the Lock-up Bid, at a price or value per Voting Share, as applicable, that is not less than the price or value per Voting Share offered under the Lock-up Bid;

and the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-up Person; and

(B)	50% of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid or withdraw Voting Shares previously tendered thereto in order to tender to another Take-over Bid or support another transaction;

(gg)	“Market Price” per share of any securities on any date of determination means the greater of: (i) closing sale price per security of such class of securities on the Trading Day immediately preceding such date on the Toronto Stock Exchange (or, if the securities are not listed thereon, on such principal stock exchange on which the securities are listed (as determined by volume of trading), or if the securities are not listed on any stock exchange, then on the over-the-counter market); and (ii) the volume weighted average price per security of such class of securities during the five consecutive Trading Days through and including the Trading Day immediately preceding such date on the Toronto Stock Exchange (or, if the securities are not listed thereon, on such principal stock exchange on which the securities are listed (as determined by volume of trading), or if the securities are not listed on any stock exchange, then on the over-the-counter market); provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the sale prices used to determine the Market Price on any Trading Days not to be fully comparable with the sale prices on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, such sale prices so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make them fully comparable with the sale prices on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The volume weighted average price per security of any securities shall be determined by dividing the aggregate sale price of all such securities sold on the said exchange or market, as the case may be, during the said five consecutive trading days by the total number of such securities so sold. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

(hh)	“NI 51-102” means National Instrument 51-102 - Continuous Disclosure Obligations and any comparable or successor laws, instruments or rules thereto;

(ii)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids and any comparable or successor laws, instruments or rules thereto;

(jj)	“Nominee” has the meaning ascribed thereto in Section 2.2(c);

(kk)	“Offer to Acquire” includes:

(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares of any class or classes, and

(ii)	an acceptance of an offer to sell Voting Shares of any class or classes, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(ll)	“Offeror” means a Person who has announced, and has not withdrawn, an intention to make or who has made, and has not withdrawn, a Take-over Bid, other than a Person who has completed a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition;

(mm)	“Offeror’s Securities” means Voting Shares Beneficially owned by an Offeror on the date of the Offer to Acquire;

(nn)	“Permitted Bid” means a Take-over Bid made by an Offeror that is made by means of a take-over bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of Voting Shares of record other than the Offeror;

(ii)	the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid

(A)	prior to the close of business on a date which is not less than 105 days following the date of the Take-over Bid or such shorter minimum period as the Corporation may announce in a “deposit period news release” (defined in NI 62-104), and

(B)	unless at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii)	unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period described in Section 1.1(nn)(ii)(A) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(iv)	unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in Section 1.1(nn)(ii)(B) is satisfied the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 days from the date of such public announcement;

provided, however, that a Take-over Bid that qualifies as a Permitted Bid shall cease to be a Permitted Bid at any time and at such time as such Take-over Bid ceases to meet any or all of the provisions of this definition;

(oo)	“Permitted Bid Acquisition” means an acquisition of Voting Shares of any class made pursuant to a Permitted Bid or a Competing Permitted Bid;

(pp)	“Person” includes an individual, firm, association, trustee, executor, administrator, legal or personal representative, body corporate, company, trust, partnership, joint venture, syndicate or other form of unincorporated association, a government and its agencies or instrumentalities, any entity or group (whether or not having legal personality), any successor (by merger, statutory amalgamation or otherwise) and any of the foregoing acting in any derivative, representative or fiduciary capacity;

(qq)	“Pro Rata Acquisition” means an acquisition of Voting Shares by a Person pursuant to:

(i)	a Dividend Reinvestment Acquisition;

(ii)	a stock dividend, stock split or other event in respect of securities of one or more particular classes or series of the Corporation pursuant to which such Person becomes the Beneficial owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;

(iii)	the receipt and/or exercise of rights issued by the Corporation to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares, provided that such rights are acquired directly from the Corporation as part of a rights offering and not from any other Person and provided that the Person does not thereby acquire a greater percentage of Voting Shares than the Person’s percentage of Voting Shares Beneficially owned immediately prior to such receipt or exercise; or

(iv)	a distribution by the Corporation of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or a distribution by way of private placement by the Corporation, provided that the Person does not thereby acquire a greater percentage of such Voting Shares of that class, or securities convertible or exchangeable for Voting Shares, than the Person’s percentage of Voting Shares Beneficially owned immediately prior to such acquisition;

(rr)	“Record Time” has the meaning set forth in the recitals to this Agreement;

(ss)	“Redemption Price” has the meaning set forth in Section 5.1(b) of this Agreement;

(tt)	“Right” means a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;

(uu)	“Rights Agent” means Computershare Trust Company of Canada, a company incorporated under the laws of Canada or any successor Rights Agent appointed pursuant to Section 4.4;

(vv)	“Rights Certificate” means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1;

(ww)	“Rights Register” and “Rights Registrar” have the meanings ascribed thereto in Section 2.6(a);

(xx)	“Securities Act (Ontario)” means the Securities Act, R.S.O., c. S.5, as amended, and the regulations and rules thereunder, and any comparable or successor laws or regulations or rules thereto;

(yy)	“Separation Time” means the close of business on the eighth Trading Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)	the date of the commencement of or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later date as may be determined by the Board of Directors, provided that, if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed for the purposes of this definition, never to have been made;

(zz)	“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 5.2 of NI 62-104 or Section 13(d) of the U.S. Exchange Act) by the Corporation or an Acquiring Person that an Acquiring Person has become such;

(aaa)	“Subsidiary”: a company is a Subsidiary of another company if:

(i)	it is controlled by:

(A)	that other, or

(B)	that other and one or more companies each of which is controlled by that other, or

(C)	two or more companies each of which is controlled by that other, or

(ii)	it is a Subsidiary of a company that is that other’s Subsidiary;

(bbb)	“Take-over Bid” means an Offer to Acquire Voting Shares, or securities convertible into Voting Shares if, assuming that the Voting Shares or convertible securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon conversion of securities convertible into Voting Shares) together with the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares on the date of the Offer to Acquire;

(ccc)	“Trading Day”, when used with respect to any securities, means a day on which the principal Canadian securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian securities exchange, a day on which the principal United States securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian or United States securities exchange, a Business Day;

(ddd)	“U.S. - Canadian Exchange Rate” means, on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)	in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith;

(eee)	“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian - U.S. Exchange Rate in effect on such date;

(fff)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;

(ggg)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced; and

(hhh)	“Voting Shares” means the Common Shares of the Corporation and any other shares in the capital of the Corporation entitled to vote in the election of directors.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3	Headings

The division of this Agreement into Articles, Sections, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

For purposes of this Agreement, the percentage of Voting Shares of any class Beneficially owned by any Person, shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

100 x A/B

where:

A = the number of votes for the election of all directors on the Board of Directors generally attaching to the Voting Shares of that class Beneficially owned by such Person; and

B = the number of votes for the election of all directors on the Board of Directors generally attaching to all outstanding Voting Shares of such class.

Where any Person is deemed to Beneficially own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares owned by such Person.

1.5	Acting Jointly or in Concert

For purposes of this Agreement a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment, arrangement or understanding, whether formal or informal or written or unwritten, with the first Person to acquire or Offer to Acquire any Voting Shares or securities convertible into Voting Shares (other than (A) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, (B) pledges of securities in the ordinary course of business, and (C) Lock-Up Agreements).

1.6	Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Chartered Professional Accountants of Canada, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2
RIGHTS

2.1	Legend

In the event that certificates for Common Shares are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, they shall evidence, in addition to the Common Shares, one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the Separation Time (defined in the Shareholder Rights Plan Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement, dated as of June 27, 2017 (the “Shareholder Rights Plan Agreement”), between Fennec Pharmaceuticals Inc. (the “Corporation”) and Computershare Trust Company of Canada the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Shareholder Rights Plan Agreement, the rights may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Plan Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

Any Common Shares issued and registered in Book Entry Form after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall evidence, in addition to the Common Shares, one Right for each Common Share represented by such registration and the registration record of such Common Shares shall include the foregoing legend, adapted accordingly as the Rights Agent may reasonably require.

For the avoidance of doubt, notwithstanding the absence of the foregoing legend, until the close of business on the earlier of the Separation Time and the Expiration Time, all Common Shares that are issued and outstanding at, or after, the Record Time and prior to the earlier of the Separation Time and the Expiration Time, shall have one Right attached thereto.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)	Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (with the Exercise Price and number of Common Shares being subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)	each Right will be evidenced by the certificate for the associated Common Share of the Corporation registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) or by the Book Entry Form registration for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)	From and after the Separation Time and prior to the Expiration Time:

(i)	the Rights shall be exercisable; and

(ii)	the registration and transfer of Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the Corporation will determine whether it wishes to issue Rights Certificates or whether it will maintain the Rights in Book Entry Form. In the event that the Corporation determines to maintain Rights in Book Entry Form, it will put in place such alternative procedures as are directed by the Rights Agent for the Rights to be maintained in Book Entry Form (the “Book Entry Rights Exercise Procedures”), it being hereby acknowledged that such procedures shall, to the greatest extent possible, replicate in all substantive respects the procedures set out in this Agreement with respect to the exercise of the Rights Certificates and that the procedures set out in this Agreement shall be modified only to the extent necessary, as determined by the Rights Agent, to permit the Corporation to maintain the Rights in Book Entry Form. In such event, the Book Entry Rights Exercise Procedures shall be deemed to replace the procedures set out in this Agreement with respect to the exercise of Rights and all provisions of this Agreement referring to Rights Certificates shall be applicable to Rights registered in Book Entry Form in like manner as to Rights in certificated form.

In the event that the Corporation determines to issue Rights Certificates, it will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of Section 3.1(b) hereof and, in respect of any Rights Beneficially owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)), at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x)	a Rights Certificate in substantially the form set out in Attachment 1 hereof, appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(y)	a description of the Rights,

provided that a Nominee shall be sent the materials provided for in (x) and (y) in respect of all Common Shares held of record by it which are not Beneficially owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially owned by another Person the Corporation may require such first mentioned Person to furnish such information and documentation as the Corporation deems necessary or appropriate in order to make such determination.

(d)	Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent in the manner specified in the Rights Certificate:

(i)	the Rights Certificate evidencing such Rights;

(ii)	an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii)	payment by certified cheque, banker’s draft or money order payable to the order of the Corporation of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of the transfer or delivery of Rights Certificates or the registration, in Book Entry Form, of the Common Shares in a name other than that of the holder of the Rights being exercised.

(e)	In the event that the Corporation determines to issue Rights Certificates, then upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Section 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Section 3.1(b), and payment as set forth in Section 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the

Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)	direct the transfer agent to register, in the name of the holder of the Rights being exercised or in such other name as may be designated by such holder, in Book Entry Form the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)	after receipt of confirmation from the transfer agent that the registration, in Book Entry Form, referred to in Section 2.2(e)(i) has been made, deliver confirmation of the same to the registered holder of such Rights Certificates or to the Person in whose name such registration has been made;

(iv)	when appropriate, after receipt, deliver the cash referred to in Section 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and

(v)	tender to the Corporation all payments received on the exercise of the Rights.

(f)	In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Section 5.5(a)) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees that it will:

(i)	take all such action as may be necessary and within its power to ensure that all Common Shares issued upon exercise of Rights shall, at the time of registration in Book Entry Form of such Common Shares (subject to payment of the Exercise Price), be duly authorized, validly issued, and fully paid and non-assessable;

(ii)	take all such action as may be necessary and within its power to comply with the requirements of the BCBCA, the Securities Act (Ontario), the U.S. Securities Act and the U.S. Exchange Act and the securities laws or comparable legislation of each of the provinces of Canada and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii)	use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal stock exchanges on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

(iv)	pay when due and payable, if applicable, any and all Canadian and United States federal, provincial, state and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or the registration in Book Entry Form of Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the registration in Book Entry Form of Common Shares in a name other than that of the holder of the Rights being transferred or exercised; and

(v)	after the Separation Time, except as permitted by Section 5.1 not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	In the event the Corporation shall at any time after the date of the Record Time and prior to the Expiration Time:

(i)	declare or pay a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) other than pursuant to any Dividend Reinvestment Plan;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights, shall be adjusted as of the payment or effective date in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.1(a).

If the Exercise Price and number of Rights outstanding are to be adjusted:

(x)	the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (the “Expansion Factor”); and

(y)	each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor,

and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter after giving full effect to such dividend, subdivision, change, consolidation or issuance.

If, after the Record Time and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Section 2.3(a)(i) or 2.3(a)(iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

(b)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)	the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

(ii)	the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to a Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 95% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend referred to in Section 2.3(a)(a)(i), but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding those referred to in Section 2.3(b) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)	the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

(ii)	the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)	Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Section 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:

(i)	three years from the date of the transaction which gives rise to such adjustment; or

(ii)	the Expiration Time.

(e)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock in a transaction referred to in Sections 2.3(a)(i) or 2.3(a)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Sections 2.3(a), 2.3(b) and 2.3(c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Sections 2.3(a), 2.3(b) and 2.3(c) above, such adjustments, rather than the adjustments contemplated by Sections 2.3(a), 2.3(b) and 2.3(c) above, shall be made, and the Corporation and the Rights Agent shall have authority upon receiving such consent to amend this Agreement as appropriate to provide for such adjustments.

(f)	Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided for herein.

(g)	Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(h)	In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(i)	Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgement the Board of Directors shall determine to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

(iii)	stock dividends; or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

(j)	If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing Sections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(k)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i)	prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)	file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate; and

(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise Is Effective

Each Person in whose name a registration in Book Entry Form for Common Shares or other securities, if applicable, or in whose name any certificate for Common Shares or other securities, if applicable, is made or issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented therein, and such registration or certificate, as the case may be, shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Section 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such registration or certificate, as the case may be, shall be dated, the next succeeding Business Day on which the share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

Rights will be evidenced, in the case of Rights in Book Entry Form, by a statement issued under the Rights Agent’s direct registration system or, alternatively, if the Corporation determines to issue Rights Certificates, by the following procedures:

(a)	The Rights Certificates shall be executed on behalf of the Corporation by any two directors or officers of the Corporation. The signature of any of these directors or officers on the Rights Certificates may be manual, facsimile or scanned copy. Rights Certificates bearing the manual, facsimile or scanned signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

(b)	Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Section 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Transfer and Exchange

(a)	The Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.6(c), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered. Alternatively, in the case of the exercise of Rights in Book Entry Form, the Rights Agent shall provide the holder or the designated transferee or transferees with one or more statements issued under the Rights Agent’s direct registration system evidencing the same aggregate number of Rights as did the direct registration system’s records for the Rights transferred or exchanged.

(b)	All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits and subject to the same limitations under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)	Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)	The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:

(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

(ii)	such security and indemnity as may be reasonably required by them to save each of them and any of their agents harmless,

then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Share).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	such holder of Rights shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

(c)	after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)	prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);

(f)	without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, this Agreement may be supplemented or amended from time to time pursuant to Section 5.4(a) and the last paragraph of Section 2.3(a); and

(g)	that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or to any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11	Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

(a)	Subject to Section 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, then each Right shall constitute, effective at the close of business on the eighth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after the consummation or occurrence or event, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).

(b)	Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person); or

(ii)	a transferee of Rights, directly or indirectly, from an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person), where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person), that has the purpose or effect of avoiding Section 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

(c)	From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the BCBCA, the Securities Act (Ontario), the U.S. Securities Act, the U.S. Exchange Act and the securities laws or comparable legislation in each of the provinces of Canada and each of the states of the United States in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(d)	Any Rights Certificate that would represent Rights Beneficially owned by a Person described in either Section 3.1(b)(i) or 3.1(b)(ii) or transferred to any nominee of any such Person, and any Rights Certificate that would be issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall either not be issued upon the instruction of the Corporation in writing to the Rights Agent or contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.1(b) of the Shareholder Rights Plan Agreement.

Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Section 3.1(d) shall be of no effect on the provisions of Section 3.1(b).

ARTICLE 4
THE RIGHTS AGENT

4.1	General

(a)	The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co- Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co- Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agents. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements reasonably incurred in the execution and administration of this Agreement and the exercise and performance of its duties thereunder (including the reasonable fees and other disbursements of any expert retained by the Rights Agent with the approval of the Corporation, such approval not to be unreasonably withheld). The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold it harmless against, any loss, liability, cost, claim, action, damage suit or expense arising directly or indirectly out of its agency relationship with the Corporation pursuant to the terms and conditions of this Agreement, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent or its directors, officers, employees and agents,, for anything suffered, or omitted by the Rights Agent or such persons in connection with the acceptance, execution and administration of this Agreement, including legal costs and expenses for defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent. In the event of any disagreement arising regarding the terms of this Agreement, the Rights Agent shall be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by written agreement between the parties to this Agreement or by a court of competent jurisdiction.

(b)	The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

(c)	Notwithstanding any other provision of this Agreement, any liability of the Rights Agent, except as resulting from its gross negligence, bad faith or wilful misconduct, shall be limited, in the aggregate, to the amount of fees paid by the Corporation to the Rights Agent under this Agreement in the twelve (12) months immediately prior to the Rights Agent receiving the first notice of the claim.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)	Any company into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any company resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any company succeeding to the securityholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such company would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)	In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and Rights Certificates, by their acceptance thereof, shall be bound.

(a)	The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; and the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the Corporation’s expense) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)	Whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by Persons believed by the Rights Agent to be two directors or officers of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent will be liable hereunder for its own gross negligence, bad faith or wilful misconduct and that of its officers, directors and employees.

(d)	The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement (except as such are made or provided by the Rights Agent) or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)	The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exerciseability of the Rights (including the Rights becoming void pursuant to Section 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non- assessable.

(f)	The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)	The Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individuals believed by the Rights Agent to be any two officers or directors of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual. It is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)	The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become financially interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)	The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail. The Corporation may remove the Rights Agent upon 60 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 60 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning or Rights Agent (at the Corporation’s expense) or the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate, if any, for inspection by the Corporation), may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a company constituted under the laws of Canada or a province thereof. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

4.5	Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti- money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

4.6	Privacy Legislation

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

4.7	Liability

Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

ARTICLE 5
MISCELLANEOUS

5.1	Redemption and Waiver

(a)	The Board of Directors shall waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined, following a Stock Acquisition Date and prior to the Separation Time, that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Section 5.1(a) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(b)	The Board of Directors acting in good faith may, prior to a Flip-in Event having occurred, upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Section 5.1(a)), provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Section 5.1(b), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a Take-over Bid circular to all holders of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been granted, under this Section 5.1(b).

(c)	In the event that prior to the occurrence of a Flip-in Event a Person acquires, pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition under Section 5.1(b), outstanding Voting Shares, then the Board of Directors shall, immediately upon the consummation of such acquisition without further formality be deemed to have elected to redeem the Rights at a redemption price of $0.000001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(d)	Subject to the prior consent of the holders of Voting Shares (obtained as described in Section 5.4(b)), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at the Redemption Price appropriately adjusted in a manner analogous to the applicable adjustments provided for in Section 2.3, which adjustments shall only be made in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred.

(e)	The Board of Directors may, prior to the close of business on the tenth Trading Day following a Stock Acquisition Date or such later Business Day as they may from time to time determine, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.1 to the related Flip-in Event, provided that the Acquiring Person has reduced its Beneficial ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 10 calendar days of the date on which such contractual arrangement is entered into or such other date as the Board of Directors may have determined) such that at the time the waiver becomes effective pursuant to this Section 5.1(e) such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective prior to the Separation Time, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred.

(f)	Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Section 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Corporation shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.

(g)	If the Board of Directors is deemed under Section 5.1(c) to have elected or elects under Sections 5.1(d) or 5.1(f) to redeem the Rights:

(i)	the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price; and

(ii)	within 10 calendar days after such election or deemed election, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the applicable registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Notwithstanding anything herein, if the Board of Directors is deemed under Section 5.1(c) to have elected or elects under Sections 5.1(d) or 5.1(f) to redeem the Rights, and the aggregate Redemption Price payable to a holder of Rights in respect of all Rights held by such holder is less than $10, such holder of Rights shall be deemed to have waived any entitlement to receive all or any portion of such aggregate Redemption Price and the Corporation shall have no obligation to pay all or any portion of the aggregate Redemption Price to any such holder.

(h)	The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 pursuant to this Section 5.1.

5.2	Expiration

No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1(a) of this Agreement.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)	At any time, the Corporation may, by resolution of the Board of Directors, amend this Agreement to correct any clerical or typographical errors or to maintain the validity of this Agreement as a result of any changes in applicable legislation or applicable rules or policies of securities regulatory authorities or stock exchanges, and such amendments shall be in force immediately after such a resolution is passed by the Board of Directors.

(b)	Subject to Section 5.4(a), prior to the Separation Time, the Corporation may, by resolution of the Board of Directors, and with the prior consent of the holders of Voting Shares obtained as set forth below, supplement, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent is deemed to have been given if the action requiring such consent is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy and entitled to be voted at a meeting of the holders of Voting Shares.

(c)	Subject to Section 5.4(a), after the Separation Time, the Corporation may, by resolution of the Board of Directors, and with the prior consent of the holders of Rights obtained as set forth below, supplement, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent is deemed to have been given if the action requiring such consent is approved by the affirmative vote of a majority of the votes cast by the holders of Rights represented in person or by proxy and entitled to be voted at a meeting of the holders of Rights. For the purposes of this Agreement, each outstanding Right (other than Rights which are void pursuant to the provisions of this Agreement) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided for in the Corporation’s articles, the BCBCA and any other applicable law, rule or regulation with respect to meetings of shareholders of the Corporation.

(d)	Any amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) which maintain the validity of this Agreement as a result of any changes in applicable legislation or applicable rules or policies of securities regulatory authorities or stock exchanges shall:

(i)	if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by a vote of the majority referred to in Section 5.4(b), confirm or reject such amendment; and

(ii)	if made after the Separation Time, be submitted to holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by a vote of the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected in accordance with this Section 5.4(d) or until it ceases to be effective (as described below) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by shareholders or holders of Rights or is not submitted to shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by shareholders or holders of Rights, as the case may be. For greater certainty, if such amendment shall cease to be effective as aforesaid, the relevant portions of this Agreement affected by such amendment shall revert to their respective form as constituted immediately prior to such amendment, subject to such other amendments thereto as may have been properly made in accordance with the terms of this Agreement.

(e)	Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(f)	The Corporation shall give notice in writing to the Rights Agent of any supplement, amendment, variation or rescission of any provision of this Agreement pursuant to this Section 5.4 within five Business Days of the date of any such supplement, amendment, variation or rescission, provided that failure to give such notice, or any defect therein shall not affect the validity of any such supplement, amendment, variation or rescission.

5.5	Fractional Rights and Fractional Shares

(a)	The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights and the Corporation shall not be required to pay any amount to a holder of record of Rights Certificates in lieu of such fractional Rights.

(b)	The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall be entitled to pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

(c)	The Rights Agent shall have no obligation to make any payments in lieu of issuing fractions of Common Shares pursuant to Section 5.5(b) unless and until the Corporation shall have provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Common Shares.

5.6	Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights or Rights to which such holder is entitled in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holder of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, and without limiting the generality of the foregoing, necessary approvals of any stock exchange shall be obtained, such as approvals relating to the issuance of Common Shares upon the exercise of Rights under Section 2.2(d).

5.8	Declaration as to Foreign Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.9	Notices

(a)	Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by overnight or same-day courier (until another address is filed in writing with the Rights Agent) or sent by email, as follows:

Fennec Pharmaceuticals Inc.

PO Box 13628

68 TW Alexander Drive

Research Triangle Park, NC 27709

Attention: Controller

Email: mgowland@fennecpharma.com

(b)	Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by overnight or same-day courier (until another address is filed in writing with the Corporation), or sent by facsimile, as follows:

Computershare Trust Company of Canada

100 University Avenue, 8th Floor
Toronto, ON M5J 2Y1

Attention:         General Manager, Client Services

Fax Number:    416-981-9800

(c)	Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by overnight or same-day courier, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares. Any notice which is sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)	Any communication or notice hereunder may only be sent via overnight or same- day courier or email to the applicable address first set out herein, and will be deemed to have been properly delivered on the next business day after sending via overnight or same-day courier or email. Addresses for communication and notice may be updated from time to time in writing delivered to the other party.

5.10	Costs of Enforcement

The Corporation agrees that if it fails to fulfil any of its obligations pursuant to this Agreement, then it will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.

5.11	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.12	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of The Corporation, the Rights Agent and the holders of the Rights.

5.13	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.15	Effective Time

(a)	This Agreement is effective and in full force and effect in accordance with its terms from and after the Effective Time. This Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the Expiration Time.

(b)	If this Agreement is not ratified and confirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such ratification and confirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially owned by such Person) at a meeting of holders of Common Shares to be held not later than six months from the date of this Agreement (the “Ratification Meeting”), then this Agreement and any then outstanding Rights shall, without further formality, terminate and be void and of no further force or effect as at the earlier of six months from the date of this Agreement and the termination of the meeting of holders of Common Shares at which this Agreement is not confirmed.

(c)	This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially owned by such Person) at the Corporation’s annual and special meeting of shareholders in 2020 and 2023. If this Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of the annual meeting.

(d)	Notwithstanding anything in Sections 5.15(a), (b) or (c) to the contrary, termination of this Agreement and all outstanding Rights pursuant to Sections 5.15(a), (b) or (c) shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Section 5.1(a), 5.1(b) or 5.1(e) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to Sections 5.15(a), (b) or (c), as the case may be.

5.16	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including any omissions with respect to the foregoing) which are done or made by the Board of Directors for the purposes of this Agreement, in good faith, shall not subject the Board or any director of the Corporation to any liability to the holders of the Rights.

5.17	Fiduciary Duties of the Directors

Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to shareholders that the directors believe are necessary or appropriate in the exercise of their fiduciary duties.

5.18	Time of the Essence

Time shall be of the essence in this Agreement.

5.19	Force Majeure

No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, earthquakes, or any other similar causes beyond the reasonable control of the affected party (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures beyond the reasonable control of the affected party). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

5.20	Execution in Counterparts

This Agreement may be executed in any number of counterparts and may be executed and delivered by facsimile and each of such counterparts and facsimiles shall for all purposes be deemed to be an original, and all such counterparts and facsimiles shall together constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FENNEC PHARMACEUTICALS INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Name:
Title:

By:
Name:
Title:

ATTACHMENT 1

FENNEC PHARMACEUTICALS INC.

SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No. ___________	Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

Rights Certificate

This certifies that •, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement, dated as of June 27, 2017, as the same may be amended or supplemented from time to time (the “Shareholder Rights Plan Agreement”), between Fennec Pharmaceuticals Inc., a corporation duly existing under the laws of British Columbia (the “Corporation”) and Computershare Trust Company of Canada, a company incorporated under the laws of Canada (the “Rights Agent”) (which term shall include any successor Rights Agent under the Shareholder Rights Plan Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Plan Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Plan Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in any of the city of Toronto or any other city as may be designated by the Corporation from time to time. The Exercise Price shall initially be $• (Cdn.) per Right and shall be subject to adjustment as provided in the Shareholder Rights Plan Agreement.

This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Plan Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Plan Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Plan Agreement are on file at the registered office of the Corporation.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another

Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates.

If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Plan Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Plan Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Plan Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

FENNEC PHARMACEUTICALS INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Name:
Title:

APPENDIX A TO RIGHTS CERTIFICATE

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto
(Please print name and address of transferee.)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________________, as attorney, to transfer the within Rights on the books of Fennec Pharmaceuticals Inc., with full power of substitution.

Dated:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:

The signature on this election must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Canadian Imperial Bank of Commerce (CIBC), or any Treasury Branches, Credit Union or Caisses Populares, unless they are members of the Stamp Medallion Program.

CERTIFICATE

(To be completed if true.)

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Voting Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, beneficially owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Plan Agreement.

Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

(please print name of signatory)

Signature Guaranteed:

(To be attached to each Rights Certificate.)

NOTICE

In the event the certification set forth above is not completed, Fennec Pharmaceuticals Inc. will deem the Beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

The signature on this certificate must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Canadian Imperial Bank of Commerce (CIBC), or any Treasury Branches, Credit Union or Caisses Populares, unless they are members of the Stamp Medallion Program.

APPENDIX B TO RIGHTS CERTIFICATE

FORM OF ELECTION TO EXERCISE

(To be exercised by the registered holder if such holder desires to exercise the Rights Certificate.)

TO: FENNEC PHARMACEUTICALS INC. and COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned hereby irrevocably elects to exercise ____________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)

(Address)

(City and Province)

Social Insurance Number, Social Security Number or other taxpayer identification number.

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Address)

(City and Province)

Social Insurance Number, Social Security Number or other taxpayer identification number.

Dated:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:

The signature on this election must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from the Canadian Imperial Bank of Commerce (CIBC), or any Treasury Branches, Credit Union or Caisses Populares, unless they are members of the Stamp Medallion Program.

CERTIFICATE

(To be completed if true.)

The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Voting Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Plan Agreement.

Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

(please print name of signatory)

Signature Guaranteed:

(To be attached to each Rights Certificate.)

NOTICE

In the event the certification set forth above is not completed, Fennec Pharmaceuticals Inc. will deem the Beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

The signature on this certificate must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Canadian Imperial Bank of Commerce (CIBC), or any Treasury Branches, Credit Union or Caisses Populares, unless they are members of the Stamp Medallion Program.

SCHEDULE “C”

FENNEC PHARMACEUTICALS INC.

Change of Auditor Reporting Package

The Corporation’s auditors, Deloitte LLP, resigned at their own initiative as of May 15, 2017. The Audit Committee of the Board of Directors conducted a competitive selection process and approved the appointment of Haskell & White LLP as the Corporation’s successor auditors on May 15, 2017. For purposes of complying with National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, and for complying with the requirements of Schedule 14A, a copy of the Corporation’s disclosure in regard to the change of auditor in the U.S. is attached as Schedule “C” and incorporated herein by reference.

Shareholders will be asked to vote for the appointment of Haskell & White LLP as auditors of the Corporation, to hold office until the next annual meeting of Shareholders of the Corporation or until a successor is duly elected or appointed, at a remuneration to be fixed by the Board of Directors. Approval of the ordinary resolution requires the affirmative vote of a majority of the votes cast in respect thereof by holders of Common Shares represented at the Meeting. The person designated in the enclosed form of proxy intends to vote FOR the appointment of Haskell & White LLP as auditors of the Corporation, unless instructed otherwise.

The Board unanimously recommends that Shareholders vote FOR the appointment of Haskell & White LLP as auditors of the Corporation at the Meeting. The persons named in the enclosed form of proxy will vote FOR the appointment of Haskell & White LLP as auditors of the Corporation until the end of the next annual meeting of the Shareholders and the authorization of the directors to fix their remuneration, unless a Shareholder has specified in the proxy that his or her Common Shares are to be withheld from voting in respect thereof.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Fennec Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

001-32295
(Commission File Number)

British Columbia	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) The Audit Committee (the “Committee”) of the Board of Directors of Fennec Pharmaceuticals Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This search began after Deloitte LLP (“Deloitte”) advised the Company it would resign as of May 15, 2017. The Committee invited several independent public accounting firms to participate in this process.

The reports of Deloitte on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through May 15, 2017, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933, as amended) during the two fiscal years ended December 31, 2016 and 2015, or in the subsequent period through May 15, 2017.

The Company has provided a copy of the foregoing disclosures to Deloitte and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter, dated May 17, 2017, is filed as Exhibit 16.1 to this Form 8-K.

(b) The Committee approved the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm on May 15, 2017, for the fiscal year ending December 31, 2017. During the two most recent fiscal years and in the subsequent interim period through May 15, 2017, the Company has not consulted with Haskell & White LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 16.1	Letter from Deloitte LLP to the Securities and Exchange Commission dated May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2017	Fennec Pharmaceuticals Inc.

	By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

May 17, 2017

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Fennec Pharmaceuticals Inc.'s Form 8-K dated May 17, 2017, and have the following comments:

1.	We agree with the statements made in section (a) of Item 4.01.
2.	We have no basis on which to agree or disagree with the statements made in section (b) of Item 4.01.

Yours truly,

/s/ Deloitte LLP

Chartered Professional Accountants

Licensed Public Accountants

FENNEC PHARMACEUTICALS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on June 27, 2017

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Eastern Time, on June 23, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of Common Shares of Fennec Pharmaceuticals Inc. (the "Corporation") hereby appoint: Chris Rallis, Board Member, or failing him, Rostislav Raykov, Chief Executive Officer and Board Member of the Corporation, or Robert Andrade, Chief Financial Officer of the Corporation

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held at Lotte New York Palace Chairman's Office, 455 Madison Avenue, New York, New York, USA at 10:00 am EST on June 27, 2017 and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Dr. Khalid Islam	☐	☐	02. Mr. Adrian Haigh	☐	☐	03. Mr. Chris A. Rallis	☐	☐
04. Mr. Marco Brughera	☐	☐	05. Mr. Rostislav Raykov	☐	☐			

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2. Appointment of Auditors

For ☐ Withhold ☐

Appointment of Haskell & White LLP as the auditors of the Corporation for the ensuing year and authorizing the directors of the Corporation to fix their remuneration.

3. Shareholder Rights Plan

For ☐ Withhold ☐

Approval of the Shareholder Rights Plan Agreement in the form attached to the management proxy circular for the Meeting.

4. Executive Compensation

For ☐ Against ☐

The advisory vote on executive compensation resolution.

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

A D Z Q 2 5 2 3 2 9 A R 1